ANNUAL REPORT

September 30, 2002

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o SENECA o


PHOENIX-SENECA BOND FUND

PHOENIX-SENECA MID-CAP "EDGE"(SM) FUND

PHOENIX-SENECA REAL ESTATE SECURITIES FUND

[GRAPHIC OMITTED]

PHOENIX INVESTMENT PARTNERS, LTD.
A MEMBER OF THE PHOENIX COMPANIES, INC.

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:

[PHOTO OMITTED]

      As a firm, Phoenix Investment Partners has always encouraged investors to use a variety of styles and strategies to mitigate the pain associated with the type of volatile market that we have experienced over the last 12 months and more. A diversified portfolio can help to offer protection by spreading investment risk across a broad spectrum of investment styles and asset classes. Less overlap or redundancy in a portfolio should translate into lower volatility and greater opportunity to participate in whatever style or asset class is currently in favor. Of course, diversification itself does not guarantee against a loss, and there can be no guarantee that a diversified portfolio will outperform a non-diversified portfolio.

      We recognize that it is important for investors to succeed in reaching their personal financial goals within the context of their risk tolerance and investment horizon. Your financial advisor can show you the benefits of asset allocation to help you shape an investment plan to meet your needs. Investors' biggest challenge is adopting an investing discipline and committing to it. As always, your financial advisor can provide the insight and wisdom to help keep you on track to meet your financial goals. To learn more about the markets and investing, ask your financial advisor to share Phoenix's exclusive "Investing Perspectives" presentation.

      If you have any questions about your account, please contact your financial advisor or a Phoenix Mutual Fund Services representative at 1-800-243-1574, option 4. To obtain current mutual fund prices and performance information, go to PhoenixInvestments.com and select INDIVIDUAL INVESTORS to enter the "Investor Center." And, while you're there, take advantage of our new Investor Resources, including educational, tax and retirement topics.

Sincerely,

/S/ PHILIP R. MCLOUGHLIN

Philip R. McLoughlin
President, Phoenix Funds

SEPTEMBER 30, 2002

--------------------------------------------------------------------------------
Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Phoenix-Seneca Bond Fund ...........................................    3
Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund .............................   15
Phoenix-Seneca Real Estate Securities Fund .........................   24
Notes to Financial Statements ......................................   33

PHOENIX-SENECA BOND FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM LEADER,
GAIL SENECA, PH.D.

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund seeks high total return from both current income and capital appreciation.

Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002?

A: For the 12 months ended September 30, 2002, Class X shares rose 5.94%, Class A shares gained 5.50%, and Class B and Class C shares were up 4.83%. The Lehman Aggregate Bond Index returned 8.60% for the same period.(1) All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results.

      Our bond portfolios continue to produce above-market current income, due to our strategic preference for non-Treasury debt. In the past, this approach has produced strong relative returns. However, given investor uncertainty following the accounting scandals, continuing economic weakness and numerous pre-announcements by major firms of disappointing earnings, the flight to the perceived safety of Treasury securities undermined our near-term results. All "spread" sectors, from investment-grade corporates to government-backed mortgage securities, suffered in the rush to the ultimate safety of Treasuries.

Q: HOW WOULD YOU CHARACTERIZE THE FIXED-INCOME MARKET ENVIRONMENT?

A: The Fed continued to cut rates in the fourth quarter of 2001--the beginning of our fiscal year--and set the target rate at 1.75%, the lowest level in 40 years. The spectacular demise of Enron, which as recently as April 2001 was ranked the seventh largest company in the U.S., certainly spooked bondholders. At the time, we thought the corporate credit cycle could only improve. In fact, "spread" sectors (non-Treasury issues) led the bond market in the first quarter of 2002 as investors became more confident that the economy was strengthening.

      Then in a complete reversal, spread sectors underperformed, as a seemingly endless stream of accounting restatements caused investors to seek safety in Treasuries. In fact, June 2002 was the toughest month in 19 years for high yield securities. The final three months of our fiscal year were marked by even more investor pessimism as the pace of economic recovery slowed. Anxiety was further exacerbated by the ever-growing threat of war with Iraq and continued angst over corporate fraud. Investors continued to flee to the safety of Treasuries, driving yields on the 10-year Treasury down to 3.5% from 4.8% just three months earlier. In September, 10-year Treasuries had their best month in 22 years.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: Our bond strategy struggled in the final months of 2001 as the credit cycle deteriorated. We have historically produced above-market returns through an emphasis on the higher yields available in the non-Treasury sectors of the market. All spread sectors from investment-grade corporate bonds to government-backed mortgage securities suffered in the rush to the safety of U.S. Treasuries. With the New Year, the economic picture brightened. Spread sectors

1 THE LEHMAN AGGREGATE BOND INDEX MEASURES BROAD BOND MARKET TOTAL-RETURN
  PERFORMANCE. THE INDEX IS UNMANAGED, DOES NOT REFLECT MANAGEMENT FEES AND IS NOT AVAILABLE FOR DIRECT INVESTMENT.

returned to favor, and our overweights in commercial mortgage-backed securities and asset-backed issues added to performance.

      This stance turned on us over the next few months, however, as the "flight to quality" was renewed. Our overweighting in spread products and underweighting in Treasuries and agencies weighed negatively on performance. The fund benefited from an increased allocation to commercial mortgage-backed securities and a decreased allocation to residential mortgage-backed securities. In the corporate sector, exposure to investment-grade securities helped performance. We continue to position the high-grade portion of the portfolio to weather a modestly weak environment with commensurate spread volatility.

Q: WHAT IS YOUR CURRENT OUTLOOK?

A: Although the recent Treasury rally seems to indicate a complete lack of investor confidence in an economic recovery, we believe that the economy will continue to improve, even if at a slower pace than was originally anticipated. Consumer spending has been robust on houses and autos, capital spending has come off the bottom and even after recent revised guidance numbers, earnings are still significantly higher than they were a year ago. Still, the threat of a double-dip looms, given the high level of uncertainty, especially in the Middle East. In corporate America, default rates remain relatively high and the "fallen angel" phenomenon persists.

      Our investment strategy remains to seek out opportunities in "spread" sectors, but with a relatively conservative bias. We anticipate that even when the market does experience a recovery, it will not be a consistent linear upward move in prices as credit fundamentals vary dramatically across the market. In this volatile environment, we continue to be vigilant in our selection of credits across all asset classes.

                                                              SEPTEMBER 30, 2002

PHOENIX-SENECA BOND FUND

  ANNUAL TOTAL RETURNS(1)                                  PERIOD ENDING 9/30/02

                                                                                             INCEPTION      INCEPTION
                                                                     1 YEAR       5 YEARS    TO 9/30/02        DATE
                                                                     ------       -------    ----------     ----------
        Class X Shares at NAV(2)                                      5.94%        6.95%        7.63%         3/7/96

        Class A Shares at NAV(2)                                      5.50           --         5.58          7/1/98
        Class A Shares at POP(3)                                      0.48           --         4.38          7/1/98

        Class B Shares at NAV(2)                                      4.83           --         4.79          7/1/98
        Class B Shares with CDSC(4)                                   0.88           --         4.41          7/1/98

        Class C Shares at NAV(2)                                      4.83           --         4.80          7/1/98
        Class C Shares with CDSC(4)                                   4.83           --         4.80          7/1/98

        Lehman Aggregate Bond Index(7)                                8.60         7.83       Note 5          Note 5

1 Total  returns  are  historical  and  include  changes in share  price and the reinvestment of both dividends and capital gains distributions.
2 "NAV" (Net Asset Value) total returns do not include the effect  of any  sales charge.
3 "POP" (Public  Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
5 Index  performance  is 7.65% for Class X (since 3/7/96) and 7.53% for Class A,
  Class B and Class C (since 7/1/98).
6 This chart  illustrates  NAV  returns  on Class X shares.  Returns on Class A,
  Class B and Class C shares will vary due to differing sales charges.
7 The Lehman Aggregate Bond Index is an unmanaged, commonly used measure of bond market total return performance. The index's performance does not reflect management fees and sales charges.

  All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  GROWTH OF $10,000                                          PERIODS ENDING 9/30

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     Phoenix-Seneca Bond Fund                Lehman Aggregate
                          Class X at NAV(6)                   Bond Index(7)
3/7/96                      $10,000.00                         $10,000.00
9/30/96                      10,413.21                          10,146.20
9/30/97                      11,585.77                          11,131.54
9/30/98                      12,679.15                          12,412.72
9/30/99                      13,123.98                          12,367.32
9/29/00                      13,934.21                          13,231.56
9/28/01                      15,304.83                          14,945.50
9/30/02                      16,214.47                          16,230.25

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 3/7/96 (inception of the Fund) in Class X shares and reflects no sales charge. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

  SECTOR WEIGHTINGS                                                      9/30/02

As a percentage of bond holdings

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Corporate                        30%
U.S. Government                  23
Agency Mortgage-Backed           16
Non-Agency Mortgage-Backed       14
Agency Non Mortgage-Backed       11
Foreign Government                2
Foreign Corporate                 2
Convertible                       2

PHOENIX-SENECA BOND FUND

                   TEN LARGEST HOLDINGS AT SEPTEMBER 30, 2002
                     (AS A PERCENTAGE OF TOTAL NET ASSETS)

 1. Freddie Mac 5.25%, 1/15/06                   9.6%
    AGENCY NON MORTGAGE-BACKED SECURITY
 2. U.S. Treasury Notes 3.25%, 8/15/07           8.5%
    U.S. GOVERNMENT SECURITY
 3. U.S. Treasury Notes 4.375%, 8/15/12          6.8%
    U.S. GOVERNMENT SECURITY
 4. U.S. Treasury Notes 2.875%, 6/30/04          3.1%
    U.S. GOVERNMENT SECURITY
 5. U.S. Treasury Bonds 5.375%, 2/15/31          2.6%
    U.S. GOVERNMENT SECURITY


 6. United Mexican States Global Bond
    8.375%, 1/14/11                              2.1%
    FOREIGN GOVERNMENT SECURITY
 7. Sovereign Real Estate Investment Trust
    Series A 144A                                1.9%
    CORPORATE BOND
 8. Fannie Mae 2.273%, 4/15/27                   1.8%
    AGENCY MORTGAGE-BACKED SECURITY
 9. Fannie Mae 2.223%, 4/15/29                   1.6%
    AGENCY MORTGAGE-BACKED SECURITY
10. Freddie Mac 2.373%, 3/15/32                  1.6%
    AGENCY MORTGAGE-BACKED SECURITY

                        INVESTMENTS AT SEPTEMBER 30, 2002

                                            MOODY'S     PAR
                                            RATING     VALUE
                                          (Unaudited)  (000)       VALUE
                                          ----------- -------   -----------
U.S. GOVERNMENT SECURITIES--21.4%

U.S. TREASURY BONDS--2.6%
U.S. Treasury Bonds 5.375%, 2/15/31 ........  Aaa     $ 1,953   $ 2,170,271

U.S. TREASURY NOTES--18.8%
U.S. Treasury Notes 2.875%, 6/30/04 ........  Aaa       2,606     2,660,460

U.S. Treasury Notes 6.50%, 8/15/05 .........  Aaa         300       337,676

U.S. Treasury Notes 3.25%, 8/15/07(e) ......  Aaa       7,040     7,256,149

U.S. Treasury Notes 4.375%, 8/15/12 ........  Aaa       5,404     5,745,971
                                                                -----------
                                                                 16,000,256
                                                                -----------
---------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $17,479,994)                                    18,170,527
---------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES--14.7%

Fannie Mae 6%, 10/25/20 ....................  Aaa          34        35,598

Fannie Mae 2.273%, 4/15/27(c) ..............  Aaa       1,539     1,540,568

Fannie Mae 2.223%, 4/15/29(c) ..............  Aaa       1,359     1,359,262

Fannie Mae 6.50%, 7/1/29 ...................  Aaa         329       341,745

Fannie Mae 2.264%, 12/25/29(c) .............  Aaa         424       425,690

Fannie Mae 2.37%, 3/18/32(c) ...............  Aaa       1,175     1,179,627

Freddie Mac 5.50%, '16-'17 .................  Aaa       2,960     3,069,678

Freddie Mac 6%, 11/15/17 ...................  Aaa         253       264,412

Freddie Mac 6%, 2/15/30 ....................  Aaa          44        45,696

Freddie Mac 2.273%, 12/15/31(c) ............  Aaa         496       497,659


                                            MOODY'S     PAR
                                            RATING     VALUE
                                          (Unaudited)  (000)       VALUE
                                          ----------- -------   -----------
Freddie Mac 2.273%, 12/15/31(c) ............  Aaa     $   557   $   557,709

Freddie Mac 2.323%, 3/15/32(c) .............  Aaa         733       734,618

Freddie Mac 2.373%, 3/15/32(c) .............  Aaa         620       621,911

Freddie Mac 2.373%, 3/15/32(c) .............  Aaa       1,330     1,328,967

GNMA 2.22%, 2/20/29(c) .....................  Aaa         518       519,943
---------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $12,406,586)                                    12,523,083
---------------------------------------------------------------------------

AGENCY NON MORTGAGE-BACKED
SECURITIES--9.6%

Freddie Mac 5.25%, 1/15/06 .................  Aaa       7,500     8,116,568
---------------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $8,054,555)                                      8,116,568
---------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--12.8%

Bank of America Commercial Mortgage, Inc.
02-2, A3 5.118%, 5/11/12 ................... AAA(d)       404       419,192

Bear Stearns Commercial Mortgage Security
99-WF2 A2 7.08%, 6/15/09 ...................  Aaa         608       705,058

CDC Commercial Mortgage Trust 02-FX1,
A1 5.252%, 5/15/19 .........................  Aaa         301       317,772

Chase Manhattan Bank-First Union National
Bank 7.439%, 7/15/09 ....................... AAA(d)       547       641,349

                        See Notes to Financial Statements

PHOENIX-SENECA BOND FUND

                                            MOODY'S     PAR
                                            RATING     VALUE
                                          (Unaudited)  (000)       VALUE
                                          ----------- -------   -----------
DLJ Commercial Mortgage Corp. 7.30%,
6/10/09 ....................................  Aaa     $   471   $   550,364

DLJ Commercial Mortgage Corp. 7.18%,
8/10/10 ....................................  Aaa         580       677,413

First Union National Bank Commercial
Mortgage 7.841%, 3/15/10 ................... AAA(d)       684       821,395

First Union National Bank Commercial
Mortgage 01-C3, A3 6.423%, 6/15/11 ......... AAA(d)       525       591,026

First Union-Chase Commercial Mortgage
99-C2, A2 6.645%, 4/15/09 ..................  Aaa         574       649,555

First Union-Lehman Brothers-Bank of
America 98-C2, A1 6.28%, 11/18/08 ..........  Aaa       1,201     1,292,189

GE Capital Commercial Mortgage Corp.
01-2, A3 6.03%, 10/11/10 ...................  Aaa         310       342,267

GE Capital Commercial Mortgage Corp.,
00-1, A2 6.496%, 12/15/10 ..................  Aaa         460       519,281

GMAC Commerical Mortgage Securities, Inc.
99-C1, A2 6.175%, 5/15/33 .................. AAA(d)       550       611,750

J.P. Morgan Chase Commercial Mortgage
Securities Corp. 01-CIB3, A2 6.044%,
12/15/10 ................................... AAA(d)       542       597,514

LB-UBS Commercial Mortgage Trust 01-C3,
A2 6.365%, 6/15/11 ......................... AAA(d)       471       527,567

Prudential Mortgage Capital Funding,
LLC 01-Rock,  A2 6.605%, 5/10/09 ...........  Aaa         460       523,333

Residential Accredit Loans, Inc. 2.414%,
7/25/32(c) .................................  Aaa         544       546,217

Salomon Brothers Mortgage Securities VII
00-C3, A2 6.592%, 11/18/10 .................  Aaa         460       521,997
---------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $10,552,009)                                    10,855,239
---------------------------------------------------------------------------

CORPORATE BONDS--27.4%

AEROSPACE & DEFENSE--0.1%
L-3 Communications Corp. 8.50%,
5/15/08 ....................................   Ba          75        78,000

AUTOMOBILE MANUFACTURERS--0.9%
Ford Motor Credit Co. 7.375%, 10/28/09 .....   A          832       791,085

BANKS--4.2%
Bank of America Corp. 4.875%, 9/15/12 ......   Aa         106       107,132

Colonial Bank 9.375%, 6/1/11 ...............   Ba         600       674,607


                                            MOODY'S     PAR
                                            RATING     VALUE
                                          (Unaudited)  (000)       VALUE
                                          ----------- -------   -----------
First Republic Bank 7.75%, 9/15/12 ......... BB+(d) $     177   $   182,214

Golden West Financial Corp. 4.75%,
10/1/12 ....................................   A          738       742,030

Riggs Capital Trust II Series C 8.875%,
3/15/27 ....................................   Ba         141       122,296

Sovereign Bancorp 8%, 3/15/03 .............. BB(d)         60        60,786

Sovereign Bancorp 144A 10.20%,
6/30/05(b) .................................  Baa       1,069     1,183,301

Wells Fargo & Co. 5.125%, 9/1/12 ...........   Aa         480       495,765
                                                                -----------
                                                                  3,568,131
                                                                -----------
BROADCASTING & CABLE TV--2.9%
AMFM 8%, 11/1/08 ...........................   Ba         200       209,000

Chancellor Corp. Series B 8.75%, 6/15/07 ...   Ba          50        52,000

Clear Channel Communications, Inc.
7.875%, 6/15/05 ............................  Baa         601       625,938

Comcast Corp. 7.625%, 4/15/08 ..............  Baa          85        79,475

Continental Cablevision, Inc. 8.875%,
9/15/05 ....................................  Baa          40        39,000

Cox Communications, Inc. 7.75%,
8/15/06 ....................................  Baa         367       379,082

Cox Communications, Inc. 7.125%,
10/1/12 ....................................  Baa         165       164,579

Echostar DBS Corp. 9.375%, 2/1/09 ..........   B           80        77,200

Echostar DBS Corp. 144A 9.125%,
1/15/09(b) .................................   B          140       132,300

Time Warner, Inc. 9.125%, 1/15/13 ..........  Baa         535       527,403

Turner Broadcasting System, Inc.
8.40%, 2/1/24 ..............................  Baa         206       178,046
                                                                -----------
                                                                  2,464,023
                                                                -----------
BUILDING PRODUCTS--0.1%
American Standard, Inc. 7.625%, 2/15/10 ....   Ba         105       109,200

CASINOS & GAMING--0.9%
Circus & Eldorado Joint Venture/Silver
Legacy Capital Corp. 144A 10.125%,
3/1/12(b) ..................................   B          183       182,543

Herbst Gaming, Inc. Series B 10.75%,
9/1/08 .....................................   B           76        79,040

Mandalay Resort Group 9.50%, 8/1/08 ........   Ba          46        50,140

Mandalay Resort Group 9.375%, 2/15/10 ......   Ba         117       123,435

MGM Mirage, Inc. 6.875%, 2/6/08 ............   Ba         253       252,400

                        See Notes to Financial Statements

PHOENIX-SENECA BOND FUND

                                            MOODY'S     PAR
                                            RATING     VALUE
                                          (Unaudited)  (000)       VALUE
                                          ----------- -------   -----------
Mohegan Tribal Gaming 8%, 4/1/12 ...........   Ba     $    81   $    83,430
                                                                -----------
                                                                    770,988
                                                                -----------
CONSUMER FINANCE--3.9%
Avis Group Holdings, Inc. 11%, 5/1/09 ......  Baa         167       180,569

CIT Group, Inc. 7.625%, 8/16/05 ............   A          455       484,293

CIT Group, Inc. 6.50%, 2/7/06 ..............   A          135       142,016

General Electric Capital Corp. Series A
4.625%, 9/15/09 ............................  Aaa       1,267     1,275,989

General Motors Acceptance Corp.
6.125%, 8/28/07 ............................   A          610       614,232

General Motors Acceptance Corp.
6.875%, 9/15/11 ............................   A          610       594,624
                                                                -----------
                                                                  3,291,723
                                                                -----------
DIVERSIFIED FINANCIAL SERVICES--1.8%
Boeing Capital Corp 5.75%, 2/15/07 .........   A          341       359,950

Boeing Capital Corp. 5.80%, 1/15/13 ........   A          103       105,080

CIT Group, Inc. 5.75%, 9/25/07 .............   A          245       247,095

Citigroup, Inc. 7.25%, 10/1/10 .............   Aa         305       349,550

Golman Sachs Group, Inc. 6.60%, 1/15/12 ....   Aa         376       412,750

Morgan Stanley 6.75%, 4/15/11 ..............   Aa          14        15,305
                                                                -----------
                                                                  1,489,730
                                                                -----------
ELECTRIC UTILITIES--0.3%
El Paso Energy Partners 8.50%, 6/1/11 ......   B          233       222,515

ENVIRONMENTAL SERVICES--0.4%
Allied Waste North America
Series B 7.875%, 1/1/09 ....................   Ba          91        85,085

Allied Waste North America
Series B 10%, 8/1/09 .......................   B           48        44,400

Waste Management, Inc. 7%, 10/1/04 .........   Ba         165       170,129
                                                                -----------
                                                                    299,614
                                                                -----------
FOOD RETAIL--0.6%
Kroger Co. 7.45%, 3/1/08 ...................  Baa         220       252,930

Stater Brothers Holdings, Inc.
10.75%, 8/15/06 ............................   B          243       244,215
                                                                -----------
                                                                    497,145
                                                                -----------
GAS UTILITIES--1.2%
Kinder Morgan Energy Partners LP
6.75%, 3/15/11 .............................  Baa         500       540,017

Nisource Finance Corp. 7.625%, 11/15/05 ....  Baa         336       343,228

                                            MOODY'S     PAR
                                            RATING     VALUE
                                          (Unaudited)  (000)       VALUE
                                          ----------- -------   -----------
Nisource Finance Corp. 7.875%, 11/15/10 ....  Baa     $    91   $    93,556
                                                                -----------
                                                                    976,801
                                                                -----------

HEALTH CARE DISTRIBUTORS & SERVICES--0.2%
US Oncology, Inc. 9.625%, 2/1/12 ...........   B          142       141,290

HEALTH CARE FACILITIES--0.1%
HCA, Inc. 7%, 7/1/07 .......................   Ba          95       100,849

HOMEBUILDING--0.0%
Tech Olympic USA, Inc. 144A 9%, 7/1/10(b) ..   Ba          44        40,480

HOTELS, RESORTS & CRUISE LINES--0.4%
Hammons (John Q.) Hotels, Inc.
8.875%, 5/15/12 ............................   B           95        91,912

La Quinta Inns Corp. 7.40%, 9/15/05 ........   Ba         108       106,245

Royal Caribbean Cruises Ltd.
7.25%, 8/15/06 .............................   Ba           5         4,329

Royal Caribbean Cruises Ltd.
8.75%, 2/2/11 ..............................   Ba         130       111,336

Royal Caribbean Cruises Ltd.
7.25%, 3/15/18 .............................   Ba          21        14,524
                                                                -----------
                                                                    328,346
                                                                -----------
HOUSEHOLD APPLIANCES--0.1%
Applica, Inc. 10%, 7/31/08 .................   B          115       113,562

HOUSEHOLD PRODUCTS--0.4%
Pennzoil-Quaker State Co. 6.75%, 4/1/09 ....   Aa         319       360,047

HOUSEWARES & SPECIALTIES--0.2%
American Greetings 6.10%, 8/1/28 ...........   Ba         222       202,020

INTEGRATED OIL & GAS--0.9%
ChevronTexaco 3.50%, 9/17/07 ...............   Aa         780       791,767

INTEGRATED TELECOMMUNICATION SERVICES--1.8%
Citizens Communications 8.50%, 5/15/06 .....  Baa          60        57,600

Citizens Communications 7.625%, 8/15/08 ....  Baa         135       126,900

Verizon Global Funding Corp.
7.375%, 9/1/12 .............................   A          300       315,867

Verizon Global Funding Corp.
7.75%, 12/1/30 .............................   A        1,041     1,039,174
                                                                -----------
                                                                  1,539,541
                                                                -----------
MANAGED HEALTH CARE--1.2%
Coventry Health Care, Inc.
8.125%, 2/15/12 ............................   Ba          51        52,785

UnitedHealth Group, Inc. 6.60%, 12/1/03 ....   A          932       975,678
                                                                -----------
                                                                  1,028,463
                                                                -----------

                        See Notes to Financial Statements

PHOENIX-SENECA BOND FUND

                                            MOODY'S     PAR
                                            RATING     VALUE
                                          (Unaudited)  (000)       VALUE
                                          ----------- -------   -----------
MEAT, POULTRY & FISH--0.2%
Dean Foods Co. 8.15%, 8/1/07 ...............   B      $   185   $   189,387

METAL & GLASS CONTAINERS--0.3%
Owens-Brockway Glass Container, Inc.
8.875%, 2/15/09 ............................   B          285       287,850

MOVIES & ENTERTAINMENT--1.2%
ABC Family Worldwide, Inc.
10.25%, 11/1/07(c) .........................  Baa         171       180,213

AOL Time Warner, Inc. 7.625%, 4/15/31 ......  Baa         160       133,400

United Artists Theatre Circuit, Inc.
9.30%, 7/1/15 ..............................   NR         139       122,975

Viacom, Inc. 6.40%, 1/30/06 ................   A          503       544,060
                                                                -----------
                                                                    980,648
                                                                -----------
OIL & GAS EXPLORATION & PRODUCTION--0.1%
Encore Acquisition Co. 144A
8.375%, 6/15/12(b) .........................   B           90        91,350

Westport Resources Corp. 8.25%, 11/1/11 ....   Ba          23        23,805
                                                                -----------
                                                                    115,155
                                                                -----------
REITS--2.5%
Archstone-Smith Trust 6.875%, 2/15/08 ......  Baa           4         4,095

Archstone-Smith Trust 7.90%, 2/15/16 .......  Baa         250       294,207

Evans Withycombe Residential, Inc.
7.50%, 4/15/04 .............................  Baa         100       106,433

Sovereign Real Estate Investment Trust
Series A 144A 12%, 8/29/49(b) ..............   Ba       1,500     1,623,750

Washington Real Estate Investment Trust
7.125%, 8/13/03 ............................  Baa         110       114,093
                                                                -----------
                                                                  2,142,578
                                                                -----------
RESTAURANTS--0.2%
Jack in the Box, Inc. Series B
9.75%, 11/1/03 ............................. BB+(d)        67        67,586

Yum! Brands, Inc. 7.70%, 7/1/12 ............   Ba          95        98,800
                                                                -----------
                                                                    166,386
                                                                -----------
STEEL--0.1%
AK Steel Corp. 144A 7.75%, 6/15/12(b) ......   B           50        49,750

TOBACCO--0.2%
Dimon, Inc. Series B 9.625%, 10/15/11 ......   Ba         130       136,662
---------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $23,046,512)                                    23,273,736
---------------------------------------------------------------------------

                                            MOODY'S     PAR
                                            RATING     VALUE
                                          (Unaudited)  (000)       VALUE
                                          ----------- -------   -----------
FOREIGN GOVERNMENT SECURITIES--2.2%

MEXICO--2.2%
United Mexican States Global Bond
8.375%, 1/14/11 ............................  Baa     $ 1,731   $ 1,821,877

United Mexican States Global Bond
8%, 9/24/22 ................................  Baa          26        24,869
---------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $1,827,340) ...............                      1,846,746
---------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--1.5%

CANADA--1.5%
Abitibi-Consolidated, Inc. 8.55%, 8/1/10 ...  Baa         400       422,428

Canadian National Railways Co.
6.375%, 10/15/11 ...........................  Baa         500       562,744

Canadian Natural Resources
5.45%, 10/1/12 .............................  Baa         165       171,614

Corus Entertainment, Inc. 8.75%, 3/1/12 ....   B           80        81,800

Rogers Communications, Inc.
8.875%, 7/15/07 ............................   Ba          60        48,900
---------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $1,221,677)                                      1,287,486
---------------------------------------------------------------------------

CONVERTIBLE BONDS--0.1%

COMPUTER STORAGE & PERIPHERALS--0.0%
Quantum Corp. Cv. 7%, 8/1/04 ...............   B           80        62,000

ELECTRONIC EQUIPMENT & INSTRUMENTS--0.1%
Solectron Corp. Cv. 0%, 11/20/20 ...........   Ba         170        68,212
---------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(IDENTIFIED COST $156,310)                                          130,212
---------------------------------------------------------------------------

                                                      SHARES
                                                      -------
PREFERRED STOCKS--0.4%

BANKS--0.4%
First Republic Bank Series A Pfd.
144A 10.50%(b) .............................            3,000       303,750
---------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $300,000)                                          303,750
---------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--90.1%
(IDENTIFIED COST $75,044,983)                                    76,507,347
---------------------------------------------------------------------------

                        See Notes to Financial Statements

PHOENIX-SENECA BOND FUND

                                            MOODY'S     PAR
                                            RATING     VALUE
                                          (Unaudited)  (000)       VALUE
                                          ----------- -------   -----------
SHORT-TERM OBLIGATIONS--9.3%

FEDERAL AGENCY SECURITIES--9.3%
FHLB Discount Note 1.55%, 10/1/02 ..........  AAA     $ 7,900   $ 7,900,000
---------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $7,900,000)                                      7,900,000
---------------------------------------------------------------------------

TOTAL INVESTMENTS--99.4%
(Identified Cost $82,944,983)                                    84,407,347(a)

Other assets and liabilities, net--0.6%                             470,609
                                                                -----------
NET ASSETS--100.0%                                              $84,877,956
                                                                ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,929,453 and gross depreciation of $467,089 for federal income tax purposes. At September 30, 2002, the aggregate cost of securities for federal income tax purposes was $82,944,983.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2002, these securities amounted to a value of $3,607,224 or 4.2% of net assets.
(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(d) As rated by Standard & Poors or Fitch.
(e) All or a portion segregated as collateral for delayed delivery contracts.

                        See Notes to Financial Statements

PHOENIX-SENECA BOND FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2002

ASSETS
Investment securities at value
   (Identified cost $82,944,983)                                    $84,407,347
Cash                                                                     29,617
Receivables
   Interest                                                             721,578
   Investment securities sold                                           234,498
   Fund shares sold                                                     174,766
                                                                    -----------
     Total assets                                                    85,567,806
                                                                    -----------
LIABILITIES
Payables
   Investment securities purchased                                      365,166
   Fund shares repurchased                                              175,805
   Distribution fee                                                      48,668
   Investment advisory fee                                               24,403
   Transfer agent fee                                                    15,750
   Financial agent fee                                                    8,648
   Trustees' fee                                                          6,325
   Payable to adviser                                                        85
Accrued expenses                                                         45,000
                                                                    -----------
     Total liabilities                                                  689,850
                                                                    -----------
NET ASSETS                                                          $84,877,956
                                                                    ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest$                   $85,256,217
Undistributed net investment income                                     454,609
Accumulated net realized loss                                        (2,295,234)
Net unrealized appreciation                                           1,462,364
                                                                    -----------
NET ASSETS                                                          $84,877,956
                                                                    ===========
CLASS X
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $48,606,180)                   4,679,717
Net asset value and offering price per share                             $10.39

CLASS A
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $21,126,643)                   2,052,219
Net asset value per share                                                $10.29
Offering price per share $10.29/(1-4.75%)                                $10.80

CLASS B
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $10,092,704)                     996,188
Net asset value and offering price per share                             $10.13

CLASS C
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $5,052,429)                      497,872
Net asset value and offering price per share                             $10.15

                             STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 2002

INVESTMENT INCOME
Interest                                                           $4,300,441
Dividends                                                              64,506
                                                                   ----------
     Total investment income                                        4,364,947
                                                                   ----------
EXPENSES
Investment advisory fee                                               392,847
Distribution fee, Class A                                              44,784
Distribution fee, Class B                                              86,322
Distribution fee, Class C                                              43,445
Financial agent fee                                                   104,011
Transfer agent                                                         93,187
Registration                                                           44,175
Professional                                                           27,334
Custodian                                                              21,916
Trustees                                                               17,137
Printing                                                               16,658
Miscellaneous                                                          16,812
                                                                   ----------
     Total expenses                                                   908,628
     Less expenses borne by investment adviser                        (60,097)
     Custodian fees paid indirectly                                    (2,980)
                                                                   ----------
     Net expenses                                                     845,551
                                                                   ----------
NET INVESTMENT INCOME                                               3,519,396
                                                                   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                      (781,445)
Net change in unrealized appreciation (depreciation) on
   investments                                                      1,729,657
                                                                   ----------
NET GAIN ON INVESTMENTS                                               948,212
                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $4,467,608
                                                                   ==========

                        See Notes to Financial Statements

PHOENIX-SENECA BOND FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                      Year Ended         Year Ended
                                                                                        9/30/02           9/30/01
                                                                                     -----------        -----------
FROM OPERATIONS
   Net investment income (loss)                                                      $ 3,519,396        $ 4,111,529
   Net realized gain (loss)                                                             (781,445)           (87,628)
   Net change in unrealized appreciation (depreciation)                                1,729,657          1,424,868
                                                                                     -----------        -----------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         4,467,608          5,448,769
                                                                                     -----------        -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class X                                                     (2,299,950)        (2,769,948)
   Net investment income, Class A                                                       (840,732)          (767,943)
   Net investment income, Class B                                                       (374,903)          (311,389)
   Net investment income, Class C                                                       (186,987)          (176,262)
   Net realized short-term gains, Class X                                               (726,361)                --
   Net realized short-term gains, Class A                                               (276,722)                --
   Net realized short-term gains, Class B                                               (134,769)                --
   Net realized short-term gains, Class C                                                (67,218)                --
                                                                                     -----------        -----------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                          (4,907,642)        (4,025,542)
                                                                                     -----------        -----------
FROM SHARE TRANSACTIONS
CLASS X
   Proceeds from sales of shares (875,484 and 1,276,355 shares, respectively)          8,953,585         13,270,239
   Net asset value of shares issued from reinvestment of distributions
     (286,441 and 260,508 shares, respectively)                                        2,919,131          2,689,580
   Cost of shares repurchased (1,123,032 and 832,955 shares, respectively)           (11,438,951)        (8,569,115)
                                                                                     -----------        -----------
Total                                                                                    433,765          7,390,704
                                                                                     -----------        -----------
CLASS A
   Proceeds from sales of shares (1,068,591 and 1,514,368 shares, respectively)       10,885,294         15,630,418
   Net asset value of shares issued from reinvestment of distributions
     (67,268 and 41,119 shares, respectively)                                            680,360            422,342
   Cost of shares repurchased (566,845 and 798,016 shares, respectively)              (5,743,494)        (8,256,255)
                                                                                     -----------        -----------
Total                                                                                  5,822,160          7,796,505
                                                                                     -----------        -----------
CLASS B
   Proceeds from sales of shares (385,681 and 527,114 shares, respectively)            3,867,119          5,400,940
   Net asset value of shares issued from reinvestment of distributions
     (34,119 and 15,818 shares, respectively)                                            340,424            165,547
   Cost of shares repurchased (176,399 and 97,526 shares, respectively)               (1,759,987)          (999,262)
                                                                                     -----------        -----------
Total                                                                                  2,447,556          4,567,225
                                                                                     -----------        -----------
CLASS C
   Proceeds from sales of shares (246,752 and 231,605 shares, respectively)            2,471,471          2,366,320
   Net asset value of shares issued from reinvestment of distributions
     (20,043 and 12,773 shares, respectively)                                            200,275            135,519
   Cost of shares repurchased (143,299 and 64,594 shares, respectively)               (1,436,614)          (659,233)
                                                                                     -----------        -----------
Total                                                                                  1,235,132          1,842,606
                                                                                     -----------        -----------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                           9,938,613         21,597,040
                                                                                     -----------        -----------
   NET INCREASE (DECREASE) IN NET ASSETS                                               9,498,579         23,020,267

NET ASSETS
   Beginning of period                                                                75,379,377         52,359,110
                                                                                     -----------        -----------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
     OF $454,609 AND ($634,441), RESPECTIVELY]                                       $84,877,956        $75,379,377
                                                                                     ===========        ===========

                        See Notes to Financial Statements

PHOENIX-SENECA BOND FUND

                              FINANCIAL HIGHLIGHTS

    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                         CLASS X
                                                              ----------------------------------------------------------------
                                                                                 YEAR ENDED SEPTEMBER 30,
                                                              ----------------------------------------------------------------
                                                              2002(10)        2001        2000            1999          1998
Net asset value, beginning of period                           $10.44       $10.16(1)    $10.35          $10.68         $10.47
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                  0.48(1)      0.70(1)      0.77(1)         0.69(1)        0.56
   Net realized and unrealized gain (loss)                       0.12         0.26        (0.18)          (0.31)          0.40
                                                               ------       ------       ------          ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                            0.60         0.96         0.59            0.38           0.96
                                                               ------       ------       ------          ------         ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                         (0.49)       (0.68)       (0.71)          (0.62)         (0.57)
   Dividends from net realized gains                            (0.16)          --        (0.07)          (0.09)         (0.18)
                                                               ------       ------       ------          ------         ------
     TOTAL DISTRIBUTIONS                                        (0.65)       (0.68)       (0.78)          (0.71)         (0.75)
                                                               ------       ------       ------          ------         ------
Change in net asset value                                       (0.05)        0.28        (0.19)          (0.33)          0.21
                                                               ------       ------       ------          ------         ------
NET ASSET VALUE, END OF PERIOD                                 $10.39       $10.44       $10.16          $10.35         $10.68
                                                               ======       ======       ======          ======         ======
Total return                                                     5.94%        9.84%        6.17%           3.51%          9.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                         $48,606      $48,448      $39,981         $34,853        $26,455
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                            0.82%(8)     0.84%(8)     0.90%(5)(8)     1.06%(5)(7)    1.66%
   Net investment income                                         4.75%        6.79%        7.67%           6.60%          5.92%
Portfolio turnover                                                410%         170%          74%             95%           112%

                                                                                       CLASS A
                                                              ---------------------------------------------------------
                                                                                                                FROM
                                                                         YEAR ENDED SEPTEMBER 30,             INCEPTION
                                                              ---------------------------------------------   7/1/98 TO
                                                              2002(10)       2001         2000        1999     9/30/98
Net asset value, beginning of period                           $10.37       $10.11       $10.29      $10.68    $10.79
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                               0.44         0.67         0.75        0.59      0.13
   Net realized and unrealized gain (loss)                       0.11         0.26        (0.18)      (0.33)    (0.07)
                                                               ------       ------       ------      ------    ------
     TOTAL FROM INVESTMENT OPERATIONS                            0.55         0.93         0.57        0.26      0.06
                                                               ------       ------       ------      ------    ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                         (0.47)       (0.67)       (0.68)      (0.56)    (0.17)
   Dividends from net realized gains                            (0.16)          --        (0.07)      (0.09)       --
                                                               ------       ------       ------      ------    ------
     TOTAL DISTRIBUTIONS                                        (0.63)       (0.67)       (0.75)      (0.65)    (0.17)
                                                               ------       ------       ------      ------    ------
Change in net asset value                                       (0.08)        0.26        (0.18)      (0.39)    (0.11)
                                                               ------       ------       ------      ------    ------
NET ASSET VALUE, END OF PERIOD                                 $10.29       $10.37       $10.11      $10.29    $10.68
                                                               ======       ======       ======      ======    ======
Total return(2)                                                  5.50%        9.54%        5.84%       2.46%     0.53%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                         $21,127      $15,376       $7,335      $2,732      $348

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(6)                                         1.15%(7)     1.15%(9)     1.15%(9)    1.88%(7)  2.45%(3)
   Net investment income (loss)                                  4.38%        6.42%        7.60%       5.80%     5.17%(3)
Portfolio turnover                                                410%         170%          74%         95%      112%(4)

(1)  Computed using average shares outstanding.
(2)  Maximum sales charge is not reflected in the total return calculation.
(3)  Annualized.
(4)  Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.13% and 3.41% for the periods ended September 30, 2000 and 1999, respectively.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.22%, 1.27%, 1.81%, 4.08% and 8.99% for the periods ended September 30, 2002, 2001, 2000, 1999 and 1998, respectively.
(7) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(8) For the periods ended September 30, 2002, 2001 and 2000, the ratio of operating expenses to average net assets includes the effect of expense offsets for custodian fees; if expense offsets were excluded, the ratio would have been 0.83%, 0.85% and 0.91%, respectively.
(9) The ratio of operating expenses to average net assets includes the effect of expense offsets for custodian fees; if expense offsets were excluded, the ratio would have been 1.16%.
(10) As required, effective October 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended September 30, 2002, was to decrease the ratio of net investment income to average net assets from 4.80% to 4.75% and from 4.44% to 4.38% for Class X and Class A, respectively; to decrease net investment income (loss) per share from 0.49 to 0.48 per share and from
     0.45 to 0.44 per share for Class X and Class A, respectively; and, to increase net realized and unrealized gain (loss) from 0.11 to 0.12 per share and from 0.10 to 0.11 per share for Class X and Class A, respectively. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

PHOENIX-SENECA BOND FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                        CLASS B
                                                ----------------------------------------------------------
                                                                                                    FROM
                                                          YEAR ENDED SEPTEMBER 30,               INCEPTION
                                                ---------------------------------------------    7/1/98 TO
                                                2002(9)        2001        2000         1999       9/30/98
Net asset value, beginning of period            $10.25        $10.04      $10.27       $10.67      $10.79
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                0.36          0.57        0.68         0.52        0.11
   Net realized and unrealized gain (loss)        0.11          0.28       (0.20)       (0.33)      (0.08)
                                                ------        ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS             0.47          0.85        0.48         0.19        0.03
                                                ------        ------      ------       ------      ------
LESS DISTRIBUTIONS:
   Dividends from net investment income          (0.43)        (0.64)      (0.64)       (0.50)      (0.15)
   Dividends from net realized gains             (0.16)           --       (0.07)       (0.09)         --
                                                ------        ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                         (0.59)        (0.64)      (0.71)       (0.59)      (0.15)
                                                ------        ------      ------       ------      ------
Change in net asset value                        (0.12)         0.21       (0.23)       (0.40)      (0.12)
                                                ------        ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                  $10.13        $10.25      $10.04       $10.27      $10.67
                                                ======        ======      ======       ======      ======
Total return(2)                                   4.83%         8.67%       5.06%        1.67%       0.28%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $10,093        $7,713      $3,086       $1,593        $234
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(5)                          1.90%(7)      1.90%(8)    1.90%(8)     2.62%(7)    3.20%(3)
   Net investment income (loss)                   3.63%         5.64%       6.83%        5.09%       4.42%(3)
Portfolio turnover                                 410%          170%         74%          95%        112%(4)

                                                                        CLASS C
                                               ------------------------------------------------------------
                                                                                                     FROM
                                                            YEAR ENDED SEPTEMBER 30,              INCEPTION
                                               ----------------------------------------------     7/1/98 TO
                                                2002(9)        2001        2000         1999       9/30/98
Net asset value, beginning of period            $10.26        $10.06      $10.27       $10.67      $10.79
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                0.36          0.58        0.69         0.49        0.10
   Net realized and unrealized gain (loss)        0.12          0.26       (0.20)       (0.30)      (0.07)
                                                ------        ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS             0.48          0.84        0.49         0.19        0.03
                                                ------        ------      ------       ------      ------
LESS DISTRIBUTIONS:
   Dividends from net investment income          (0.43)        (0.64)      (0.63)       (0.50)      (0.15)
   Dividends from net realized gains             (0.16)           --       (0.07)       (0.09)         --
                                                ------        ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                         (0.59)        (0.64)      (0.70)       (0.59)      (0.15)
                                                ------        ------      ------       ------      ------
Change in net asset value                        (0.11)         0.20       (0.21)       (0.40)      (0.12)
                                                ------        ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                  $10.15        $10.26      $10.06       $10.27      $10.67
                                                ======        ======      ======       ======      ======
Total return(2)                                   4.83%         8.65%       5.12%        1.66%       0.28%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)           $5,052        $3,842      $1,957         $444        $439
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(6)                          1.90%(7)      1.90%(8)    1.90%(8)     2.91%(7)    3.20%(3)
Net investment income (loss)                      3.63%         5.69%       6.88%        4.71%       4.27%(3)
Portfolio turnover                                 410%          170%         74%          95%        112%(4)

(1) Computed using average shares outstanding.
(2) Maximum sales charge is not reflected in the total return calculation.
(3) Annualized.
(4) Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.16%, 2.35%, 3.08%, 5.67% and 15.79% for the periods ended September 30, 2002,
    2001, 2000, 1999, and 1998, respectively.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.50%, 2.78%, 4.08%, 9.50% and 11.22% for the periods ended September 30, 2002,
    2001, 2000, 1999 and 1998, respectively.
(7) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(8) The ratio of operating expenses to average net assets includes the effect of expense offsets for custodian fees; if expense offsets were excluded, the ratio would have been 1.91%.
(9) As required, effective October 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended September 30, 2002, was to decrease the ratio of net investment income to average net assets from 3.69% to 3.63% for Class B and Class C; to decrease net investment income (loss) per share from 0.37 to
    0.36 per share for Class B and Class C; and, to increase net realized and unrealized gain (loss) from 0.10 to 0.11 per share and from 0.11 to 0.12 per share for Class B and Class C, respectively. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                       See Notes to Financial Statements

PHOENIX-SENECA MID-CAP "EDGE"(SM) FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM, GAIL SENECA, PH.D., RICK LITTLE, CFA AND RON JACKS, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund seeks long-term capital appreciation.

Q: HOW DID THE FUND PERFORM OVER THE LAST 12 MONTHS?

A: For the fiscal year ended September 30, 2002, Class A shares declined 20.51%, Class B and C shares were down 21.10%, and Class X shares fell 20.32%. The Russell Midcap Growth Index lost 15.50% for the same period.(1) All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is not a guarantee of future results.

Q: WHAT FACTORS AFFECTED PERFORMANCE LAST YEAR?

A: The fund's fiscal year began almost immediately after the tragic events of September 11th. Remarkably, stocks staged a strong rally in the fourth quarter of 2001 and recovered all the losses they suffered after September 11. But, even with the rebound, the market posted a decline for the second consecutive year. In hindsight, the reasons for the sharp sell-offs of 2000 and 2001 are clear: the bursting of the tech bubble and the dramatic economic slowdown from the heady pace of the late 1990s. Easy money, overinvestment, overleverage and overcapacity in the "new economy" led to a sharp downturn in the entire economy. Stock prices reflected that downturn.

      All investors looked forward to the New Year, and the markets attempted to cooperate. The markets struggled to hold onto the gains they had made in the fourth quarter and despite huge volatility, the major indexes did manage to end the first quarter roughly flat. Much stronger-than-expected economic news, a nascent recovery in corporate earnings, and a surprise fiscal stimulus package bolstered returns and gave hope for a better 2002.

      All of this optimism quickly evaporated in the second quarter, which experienced one of the steepest drops in any quarterly period in market history. Investors were treated almost daily to bizarre tales of corporate and personal malfeasance. As the stories continued to unfold, stock prices swooned. The crisis of confidence completely eclipsed market and economic fundamentals. Psychology alone drove market prices.

      This emotional frenzy continued into the third quarter, the end of our fiscal year. Through the first half of the year, a few market sectors and styles, such as "value" investing, provided a bit of shelter. But in the third quarter, the end of the fund's fiscal year, nothing was spared. Stocks collapsed in the most thorough rout since the 1930s, ending the fund's fiscal year in horrific style with the worst quarter-end results since 1987. The decline in stocks was so extreme that it became self-reinforcing. As stocks fell, so did investor and business confidence, which are precious fuel for the economy. The economic recovery appeared to stall, which was then immediately reflected in further stock price declines.

Q: WHAT SECTORS OR STOCKS HELPED OR DETRACTED FROM PERFORMANCE?

A: In the fourth quarter of last year--the beginning of the fund's fiscal year--the greatest contributor to performance was good stock selection in the capital

1 THE RUSSELL MIDCAP GROWTH INDEX MEASURES MID-CAPITALIZATION, GROWTH-ORIENTED
  STOCK TOTAL-RETURN PERFORMANCE. THE INDEX IS UNMANAGED, DOES NOT REFLECT MANAGEMENT FEES AND IS NOT AVAILABLE FOR DIRECT INVESTMENT.

goods sector, with SPX Corporation providing an impressive return. We were also aided by the fact that the fund had virtually no exposure to basic materials, transportation and utilities, which performed poorly. An underweighted position in technology detracted from performance, as did our lack of exposure to biotechnology as these high-beta stocks rallied significantly during the quarter.

      During the first three months of 2002, our health-care stocks hurt performance, as pharmaceutical companies were some of the worst performers. Another drag on performance was our lack of exposure to energy stocks as OPEC quota reductions drove up prices. Stock selection in technology was the greatest contributor to performance. Although the environment generally was not favorable for technology, the fund's semiconductor holdings performed well. Also on the positive side was our underweighting in telecommunications services and overweight in the consumer discretionary sector, especially specialty retailers.

      By the midway mark of the fiscal year, investor confidence was thoroughly vanquished. Investors sold indiscriminately as anxiety heightened over the war on terrorism, corporate scandals, and a weaker dollar. Our performance during the period March through June benefited from an underweight in the health care sector and good stock selection. Exposure to consumer discretionary stocks and good stock selection also had a positive impact. An overweight in the weak-performing technology sector was the greatest detractor from performance as investors expressed doubts over a recovery in chip demand. The fund's industrial stocks also hurt performance due to investor concerns over accounting issues.

      During the final three months of the reporting period, the market was driven even lower by investor unease over mixed economic data and the increased threat of war with Iraq. The market was especially cruel to stocks in the consumer discretionary and technology sectors, selling indiscriminately on rumors that the consumer was capitulating. Our exposure to retail stocks (consumer discretionary sector) had a negative impact on performance as did our weighting in semiconductor stocks (technology sector). An overweight in the materials sector and good stock selection contributed positively to performance. The fund was also helped by an underweight in the industrial sector.

Q: WHAT WOULD YOU ADVISE INVESTORS TODAY?

A: There are no easy choices in today's markets. The risks are serious and well understood. Confidence is in short supply. Many individual investors, particularly those new to stocks, have thrown in the towel. Institutional investors with fiduciary responsibilities and long-term time horizons have not. They know that it is foolhardy to manage a portfolio by looking in the rearview mirror. Recent returns do not predict short- or long-term trends. Instead, the market moves in volatile fashion, with poor return periods often followed by strong periods. Investing for the long term requires patience and tolerance for even the worst of times.

      Despite the near-term challenges, we believe the long-term outlook for high quality American companies is fundamentally sound. We also believe those with the wherewithal and courage to invest through these challenging times will be rewarded, as investors in U.S. markets have been throughout history.

                                                                 OCTOBER 4, 2002

PHOENIX-SENECA MID-CAP "EDGE"(SM) FUND

  ANNUAL TOTAL RETURNS(1)                                  PERIOD ENDING 9/30/02

                                                                                             INCEPTION      INCEPTION
                                                                     1 YEAR      5 YEARS     TO 9/30/02        DATE
                                                                     --------    -------     ----------     ---------
        Class X Shares at NAV(2)                                    (20.32)%      1.66%        9.46%         3/8/96

        Class A Shares at NAV(2)                                    (20.51)       1.27         9.07          3/8/96
        Class A Shares at POP(3)                                    (25.08)       0.07         8.09          3/8/96

        Class B Shares at NAV(2)                                    (21.10)         --        (3.34)         7/1/98
        Class B Shares with CDSC(4)                                 (24.25)         --        (3.71)         7/1/98

        Class C Shares at NAV(2)                                    (21.10)         --        (3.34)         7/1/98
        Class C Shares with CDSC(4)                                 (21.10)         --        (3.34)         7/1/98

        S&P 500 Index(8)                                            (20.48)      (1.61)      Note 5          Note 5

        Russell Midcap Growth Index(9)                              (15.50)      (4.06)      Note 6          Note 6

1 Total  returns  are  historical  and  include  changes in share  price and the reinvestment of both dividends and capital gains distributions.
2 "NAV" (Net Asset Value)  total  returns do not include the effect of any sales charge.
3 "POP" (Public  Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
5 Index  performance is 5.55% for Class X and Class A (since 3/8/96) and (6.49)%
  for Class B and Class C (since 7/1/98).
6 Index  performance is 2.29% for Class X and Class A (since 3/8/96) and (6.79)%
  for Class B and Class C (since 7/1/98).
7 This chart  illustrates NAV returns on Class X shares and POP returns on Class
  A shares. Returns on Class B and Class C shares will vary due to differing sales charges.
8 The S&P 500 Index is a measure of stock market total return performance. The index has replaced the S&P 400 MidCap Index to provide a broader measure of equity market performance. The index's performance does not reflect management fees and sales charges.
9 The Russell Midcap Growth Index is an unmanaged, commonly used measure of total return performance of mid-capitalization growth-oriented stocks. The index's performance does not reflect management fees and sales charges.

  All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  GROWTH OF $10,000                                          PERIODS ENDING 9/30


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                      Phoenix-Seneca             Phoenix-Seneca                                       Russell
                   Mid Cap "EDGE"(SM) Fund  Mid Cap "EDGE"(SM) Fund                                 Midcap Growth
                     Class X at NAV(7)         Class A at POP(7)        S&P 500 Index(8)              Index(9)
3/8/96                   $10,000.00                $9,425.00               $10,000.00               $10,000.00
9/30/96                   14,970.00                14,071.53                10,991.59                11,010.38
9/30/97                   16,675.62                15,653.94                15,461.54                14,274.04
9/30/98                   15,972.25                14,911.85                16,876.33                12,936.58
9/30/99                   21,245.94                19,724.19                21,556.16                17,747.91
9/30/00                   40,751.35                37,732.57                24,437.54                28,462.78
9/30/01                   22,720.38                20,970.17                17,928.61                13,728.30
9/30/02                   18,103.95                16,699.99                14,256.72                11,600.50

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 3/8/96 (inception of the Fund) in Class X and A shares. The total return for Class X shares reflects no sales charge. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

  SECTOR WEIGHTINGS                                                      9/30/02

As a percentage of equity holdings

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer Disretionary                     32%
Health Care                               23
Information Technology                    16
Materials                                 12
Industrials                               10
Financials                                 4
Consumer Staples                           3

PHOENIX-SENECA MID-CAP "EDGE"(SM) FUND

                   TEN LARGEST HOLDINGS AT SEPTEMBER 30, 2002
                     (AS A PERCENTAGE OF TOTAL NET ASSETS)

 1. AutoZone, Inc.                               4.6%
    RETAIL AUTO PARTS STORE
 2. Allergan, Inc.                               3.9%
    PRODUCES OPHTHALMIC AND DERMATOLOGIC
    PRODUCTS
 3. SPX Corp.                                    3.6%
    MANUFACTURER OF ENGINE PARTS
 4. Danaher Corp.                                3.5%
    MANUFACTURER OF HAND TOOLS
 5. Electronic Arts, Inc.                        3.5%
    DEVELOPS AND MARKETS ENTERTAINMENT
    SOFTWARE


 6. Air Products and Chemicals, Inc.             3.5%
    PRODUCER OF INDUSTRIAL GASES AND
    CHEMICALS
 7. St. Jude Medical, Inc.                       3.4%
    A LEADER IN ARTIFICIAL HEART VALVES,
    TISSUE VALVES AND OTHER
    PRODUCTS FOR HEART VALVE DISEASE
 8. Charter One Financial, Inc.                  3.4%
    OHIO-BASED SAVINGS BANK
 9. Circuit City Stores--Circuit City Group      3.3%
    RETAIL VIDEO AND APPLIANCE STORE
10. AmerisourceBergen Corp.                      3.2%
    WHOLESALE DRUG DISTRIBUTOR

                        INVESTMENTS AT SEPTEMBER 30, 2002

                                                       SHARES       VALUE
                                                      -------    ------------
COMMON STOCKS--90.9%

ADVERTISING--3.1%
Lamar Advertising Co.(b) .........................    133,690    $  4,057,491

APPAREL RETAIL--2.8%
Talbots, Inc. (The) ..............................    132,760       3,717,280

APPAREL, ACCESSORIES & LUXURY GOODS--2.1%
Polo Ralph Lauren Corp.(b) .......................    134,120       2,787,014

APPLICATION SOFTWARE--5.0%
Electronic Arts, Inc.(b) .........................     70,070       4,621,817
Intuit, Inc.(b) ..................................     42,590       1,939,123
                                                                 ------------
                                                                    6,560,940
                                                                 ------------
BANKS--3.4%
Charter One Financial, Inc. ......................    148,594       4,416,211

BIOTECHNOLOGY--3.0%
Gilead Sciences, Inc.(b) .........................    118,570       3,975,652

BROADCASTING & CABLE TV--3.2%
Univision Communications, Inc. Class A(b) ........    181,930       4,148,004

COMPUTER & ELECTRONICS RETAIL--3.3%
Circuit City Stores-Circuit City Group ...........    285,890       4,331,233

ELECTRICAL COMPONENTS & EQUIPMENT--1.9%
Molex, Inc. ......................................    103,860       2,442,787

ELECTRONIC EQUIPMENT & INSTRUMENTS--2.9%
Jabil Circuit, Inc.(b) ...........................    257,590       3,807,180

                                                       SHARES       VALUE
                                                      -------    ------------
HEALTH CARE DISTRIBUTORS & SERVICES--3.2%
AmerisourceBergen Corp. ..........................     59,900    $  4,278,058

HEALTH CARE EQUIPMENT--3.4%
St. Jude Medical, Inc.(b) ........................    124,260       4,436,082

HOUSEHOLD APPLIANCES--2.5%
Black & Decker Corp. (The) .......................     78,850       3,306,181

HOUSEHOLD PRODUCTS--3.0%
Clorox Co. (The) .................................     97,970       3,936,435

HOUSEWARES & SPECIALTIES--3.0%
Newell Rubbermaid, Inc. ..........................    129,670       4,002,913

INDUSTRIAL GASES--3.5%
Air Products and Chemicals, Inc. .................    108,330       4,550,943

INDUSTRIAL MACHINERY--7.1%
Danaher Corp. ....................................     81,780       4,649,193
SPX Corp.(b) .....................................     46,960       4,738,264
                                                                 ------------
                                                                    9,387,457
                                                                 ------------
IT CONSULTING & SERVICES--2.9%
Affiliated Computer Services,
Inc. Class A(b) ..................................     89,530       3,809,502

MANAGED HEALTH CARE--5.5%
Aetna, Inc. ......................................    107,770       3,859,244
WellPoint Health Networks, Inc.(b) ...............     46,860       3,434,838
                                                                 ------------
                                                                    7,294,082
                                                                 ------------
METAL & GLASS CONTAINERS--5.2%
Ball Corp. .......................................     63,990       3,224,456
Pactiv Corp.(b) ..................................    216,900       3,568,005
                                                                 ------------
                                                                    6,792,461
                                                                 ------------

                        See Notes to Financial Statements

PHOENIX-SENECA MID-CAP "EDGE"(SM) FUND

                                                       SHARES       VALUE
                                                      -------    ------------

PHARMACEUTICALS--3.9%
Allergan, Inc. ...................................     93,870    $  5,106,528

SEMICONDUCTORS--4.8%
Altera Corp.(b) ..................................    342,060       2,965,660
LSI Logic Corp.(b) ...............................    445,880       2,831,338
QLogic Corp.(b) ..................................     21,580         561,943
                                                                 ------------
                                                                    6,358,941
                                                                 ------------
SPECIALTY CHEMICALS--2.3%
Ecolab,Inc .......................................     73,130       3,051,715

SPECIALTY STORES--9.9%
AutoZone, Inc.(b) ................................     76,680       6,046,985
Bed Bath & Beyond, Inc.(b) .......................    111,120       3,619,178
Michaels Stores, Inc.(b) .........................     72,220       3,300,454
                                                                 ------------
                                                                   12,966,617
                                                                 ------------
-----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $145,038,916)                                    119,521,707
-----------------------------------------------------------------------------

FOREIGN COMMON STOCKS--3.1%

PHARMACEUTICALS--3.1%
Biovail Corp. (Canada)(b) ........................    164,710       4,066,690
-----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $7,076,251)                                        4,066,690
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--94.0%
(IDENTIFIED COST $152,115,167)                                    123,588,397
-----------------------------------------------------------------------------

                                                        PAR
                                                       VALUE
                                                       (000)        VALUE
                                                      -------    ------------

SHORT-TERM OBLIGATIONS--6.3%

REPURCHASE AGREEMENTS--6.3%
State Street Bank & Trust Co. repurchase
agreement, 0.65% dated 9/30/02 due 10/1/02,
repurchase price $8,242,149, collateralized by
U.S. Treasury Bond 8.75%, 5/15/17, market
value $8,413,481 .................................    $ 8,242    $  8,242,000
-----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $8,242,000)                                        8,242,000
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--100.3%
(IDENTIFIED COST $160,357,167)                                    131,830,397(a)

Other assets and liabilities, net--(0.3)%                            (334,110)
                                                                 ------------
NET ASSETS--100.0%                                               $131,496,287
                                                                 ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $3,308,378 and gross depreciation of $31,944,707 for federal income tax purposes. At September 30, 2002, the aggregate cost of securities for federal income tax purposes was $160,466,726.
(b) Non-income producing.

                        See Notes to Financial Statements

PHOENIX-SENECA MID-CAP "EDGE"(SM) FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2002

ASSETS
Investment securities at value
   (Identified cost $160,357,167)                               $131,830,397
Cash                                                                     415
Receivables
   Investment securities sold                                      2,549,863
   Fund shares sold                                                  286,254
   Dividends and interest                                             37,411
   Receivable from adviser                                               106
                                                                ------------
     Total assets                                                134,704,446
                                                                ------------
LIABILITIES
Payables
   Investment securities purchased                                 2,492,886
   Fund shares repurchased                                           329,787
   Distribution fee                                                  194,080
   Transfer agent fee                                                 65,004
   Investment advisory fee                                            46,319
   Financial agent fee                                                13,078
   Trustees' fee                                                       6,325
Accrued expenses                                                      60,680
                                                                ------------
     Total liabilities                                             3,208,159
                                                                ------------
NET ASSETS                                                      $131,496,287
                                                                ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                $233,495,299
Accumulated net realized loss                                    (73,472,242)
Net unrealized depreciation                                      (28,526,770)
                                                                ------------
NET ASSETS                                                      $131,496,287
                                                                ============
CLASS X
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $11,218,769)                  896,953
Net asset value and offering price per share                          $12.51

CLASS A
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $66,383,700)                5,418,299
Net asset value per share                                             $12.25
Offering price per share $12.25/(1-5.75%)                             $13.00

CLASS B
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $22,576,598)                1,916,424
Net asset value and offering price per share                          $11.78

CLASS C
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $31,317,220)                2,658,925
Net asset value and offering price per share                          $11.78


                             STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 2002

INVESTMENT INCOME
Dividends                                                       $    586,646
Interest                                                              96,949
                                                                ------------
     Total investment income                                         683,595
                                                                ------------
EXPENSES
Investment advisory fee                                            1,348,427
Distribution fee, Class A                                            211,497
Distribution fee, Class B                                            288,138
Distribution fee, Class C                                            390,129
Financial agent fee                                                  176,638
Transfer agent                                                       365,039
Printing                                                              69,700
Registration                                                          58,656
Professional                                                          29,776
Custodian                                                             20,011
Trustees                                                              17,134
Miscellaneous                                                         21,338
                                                                ------------
     Total expenses                                                2,996,483
     Less expenses borne by investment adviser                      (168,354)
                                                                ------------
     Net expenses                                                  2,828,129
                                                                ------------
NET INVESTMENT LOSS                                               (2,144,534)
                                                                ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                  (41,965,558)
Net change in unrealized appreciation (depreciation) on
   investments                                                     3,627,837
                                                                ------------
NET LOSS ON INVESTMENTS                                          (38,337,721)
                                                                ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(40,482,255)
                                                                ============

                        See Notes to Financial Statements

PHOENIX-SENECA MID-CAP "EDGE"(SM) FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                           Year Ended          Year Ended
                                                                                             9/30/02            9/30/01
                                                                                          ------------        ------------
FROM OPERATIONS
   Net investment income (loss)                                                           $ (2,144,534)       $ (1,518,265)
   Net realized gain (loss)                                                                (41,965,558)        (31,412,506)
   Net change in unrealized appreciation (depreciation)                                      3,627,837         (48,619,393)
                                                                                          ------------        ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                             (40,482,255)        (81,550,164)
                                                                                          ------------        ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized short-term gains, Class X                                                           --          (1,280,655)
   Net realized short-term gains, Class A                                                           --          (3,636,707)
   Net realized short-term gains, Class B                                                           --          (1,295,626)
   Net realized short-term gains, Class C                                                           --          (1,543,099)
   Net realized long-term gains, Class X                                                            --            (498,795)
   Net realized long-term gains, Class A                                                            --          (1,416,473)
   Net realized long-term gains, Class B                                                            --            (504,626)
   Net realized long-term gains, Class C                                                            --            (601,570)
                                                                                          ------------        ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                        --         (10,777,551)
                                                                                          ------------        ------------
FROM SHARE TRANSACTIONS
CLASS X
   Proceeds from sales of shares (245,953 and 211,221 shares, respectively)                  4,301,629           4,937,511
   Net asset value of shares issued from reinvestment of distributions
     (0 and 74,271 shares, respectively)                                                            --           1,683,726
   Cost of shares repurchased (253,619 and 119,042 shares, respectively)                    (4,129,658)         (2,742,193)
                                                                                          ------------        ------------
Total                                                                                          171,971           3,879,044
                                                                                          ------------        ------------
CLASS A
   Proceeds from sales of shares (3,287,089 and 3,487,025 shares, respectively)             55,903,216          76,920,845
   Net asset value of shares issued from reinvestment of distributions
     (0 and 206,250 shares, respectively)                                                           --           4,601,463
   Cost of shares repurchased (2,177,539 and 1,015,689 shares, respectively)               (35,463,581)        (21,198,122)
                                                                                          ------------        ------------
Total                                                                                       20,439,635          60,324,186
                                                                                          ------------        ------------
CLASS B
   Proceeds from sales of shares (720,227 and 1,129,519 shares, respectively)               11,693,404          24,755,985
   Net asset value of shares issued from reinvestment of distributions
     (0 and 106,167 shares, respectively)                                                           --           2,308,063
   Cost of shares repurchased (378,710 and 188,526 shares, respectively)                    (5,666,375)         (3,675,032)
                                                                                          ------------        ------------
Total                                                                                        6,027,029          23,389,016
                                                                                          ------------        ------------
CLASS C
   Proceeds from sales of shares (1,318,694 and 1,526,427 shares, respectively)             21,920,511          33,718,734
   Net asset value of shares issued from reinvestment of distributions
     (0 and 141,991 shares, respectively)                                                           --           3,085,415
   Cost of shares repurchased (728,101 and 205,773 shares, respectively)                   (11,582,879)         (4,329,817)
                                                                                          ------------        ------------
Total                                                                                       10,337,632          32,474,332
                                                                                          ------------        ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                36,976,267         120,066,578
                                                                                          ------------        ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                    (3,505,988)         27,738,863

NET ASSETS
   Beginning of period                                                                     135,002,275         107,263,412
                                                                                          ------------        ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF $0 AND $0,
     RESPECTIVELY]                                                                        $131,496,287        $135,002,275
                                                                                          ============        ============

                        See Notes to Financial Statements

PHOENIX-SENECA MID-CAP "EDGE"(SM) FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                       CLASS X
                                                              ----------------------------------------------------------
                                                                              YEAR ENDED SEPTEMBER 30,
                                                              ----------------------------------------------------------
                                                                2002         2001            2000        1999      1998
Net asset value, beginning of period                           $15.70       $31.18          $17.78      $13.81    $16.47

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                              (0.13)       (0.14)          (0.19)      (0.21)    (0.23)
   Net realized and unrealized gain (loss)                      (3.06)      (12.91)          15.65        4.72     (0.58)
                                                               ------       ------          ------      ------    ------
     TOTAL FROM INVESTMENT OPERATIONS                           (3.19)      (13.05)          15.46        4.51     (0.81)
                                                               ------       ------          ------      ------    ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                            --           --              --          --        --
   Dividends from net realized gains                               --        (2.43)          (2.06)      (0.54)    (1.85)
                                                               ------       ------          ------      ------    ------
        TOTAL DISTRIBUTIONS                                        --        (2.43)          (2.06)      (0.54)    (1.85)
                                                               ------       ------          ------      ------    ------
Change in net asset value                                       (3.19)      (15.48)          13.40        3.97     (2.66)
                                                               ------       ------          ------      ------    ------
NET ASSET VALUE, END OF PERIOD                                 $12.51       $15.70          $31.18      $17.78    $13.81
                                                               ======       ======          ======      ======    ======
Total return                                                   (20.32)%     (44.25)%         91.81 %     33.02 %   (4.22)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                         $11,219      $14,198         $23,016     $10,640    $8,940

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                            1.15 %(3)    1.15 %(3)(5)    1.27 %(3)   1.96 %    2.10 %(3)
   Net investment income (loss)                                 (0.75)%      (0.61)%         (0.72)%     (1.27)%   (1.49)%
Portfolio turnover                                                135 %         96 %           124 %       192 %     206 %

                                                                                       CLASS A
                                                              ----------------------------------------------------------
                                                                              YEAR ENDED SEPTEMBER 30,
                                                              ----------------------------------------------------------
                                                                2002         2001            2000        1999     1998
Net asset value, beginning of period                           $15.41       $30.75          $17.60      $13.75    $16.49
INCOME FROM INVESTMENT OPERATIONS:

   Net investment income (loss)(1)                              (0.16)       (0.19)          (0.24)      (0.31)    (0.30)
   Net realized and unrealized gain (loss)                      (3.00)      (12.72)          15.45        4.70     (0.59)
                                                               ------       ------          ------      ------    ------
     TOTAL FROM INVESTMENT OPERATIONS                           (3.16)      (12.91)          15.21        4.39     (0.89)
                                                               ------       ------          ------      ------    ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                            --           --              --          --        --
   Dividends from net realized gains                               --        (2.43)          (2.06)      (0.54)    (1.85)
                                                               ------       ------          ------      ------    ------
     TOTAL DISTRIBUTIONS                                           --        (2.43)          (2.06)      (0.54)    (1.85)
                                                               ------       ------          ------      ------    ------
Change in net asset value                                       (3.16)      (15.34)          13.15        3.85     (2.74)
                                                               ------       ------          ------      ------    ------
NET ASSET VALUE, END OF PERIOD                                 $12.25       $15.41          $30.75      $17.60    $13.75
                                                               ======       ======          ======      ======    ======
Total return(2)                                                (20.51)%     (44.42)%         91.30 %     32.27 %   (4.74)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                         $66,384      $66,411         $50,150      $6,457    $3,666
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                            1.40 %(4)    1.40 %(4)(5)    1.47 %(4)   2.51 %    2.70 %(4)
   Net investment income (loss)                                 (0.99)%      (0.86)%         (0.91)%     (1.81)%   (1.95)%
Portfolio turnover                                                135 %         96 %           124 %       192 %     206 %

(1) Computed using average shares outstanding.
(2) Maximum sales charge is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.24%, 1.22%, 1.43% and 2.38% for the periods ended September 30, 2002, 2001, 2000 and 1998, respectively.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.46%, 1.40%, 1.59% and 2.74% for the periods ended September 30, 2002, 2001, 2000 and 1998, respectively.
(5) The ratio of operating expenses to average net assets includes the effect of expense offsets for custodian fees; if expense offsets were excluded, the ratio would not significantly differ.


                        See Notes to Financial Statements

PHOENIX-SENECA MID-CAP "EDGE"(SM) FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                     CLASS B
                                                           ---------------------------------------------------------------
                                                                                                                   FROM
                                                                    YEAR ENDED SEPTEMBER 30,                     INCEPTION
                                                           -------------------------------------------------     7/1/98 TO
                                                             2002            2001         2000         1999       9/30/98
Net asset value, beginning of period                        $14.93          $30.09       $17.41       $13.73      $17.15
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                              (0.28)(1)       (0.34)       (0.45)       (0.47)      (0.09)
   Net realized and unrealized gain (loss)                   (2.87)         (12.39)       15.19         4.69       (3.33)
                                                            ------          ------       ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                        (3.15)         (12.73)       14.74         4.22       (3.42)
                                                            ------          ------       ------       ------      ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                         --              --           --           --          --
   Dividends from net realized gains                            --           (2.43)       (2.06)       (0.54)         --
                                                            ------          ------       ------       ------      ------
     TOTAL DISTRIBUTIONS                                        --           (2.43)       (2.06)       (0.54)         --
                                                            ------          ------       ------       ------      ------
Change in net asset value                                    (3.15)         (15.16)       12.68         3.68       (3.42)
                                                            ------          ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD                              $11.78          $14.93       $30.09       $17.41      $13.73
                                                            ======          ======       ======       ======      ======
Total return(2)                                             (21.10)%        (44.83)%      89.49 %      31.05 %    (19.94)%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                      $22,577         $23,519      $15,879       $1,676        $145

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(5)                                      2.15 %          2.15 %(7)    2.29 %       3.45 %      3.45 %(3)
   Net investment income (loss)                              (1.74)%         (1.61)%      (1.73)%      (2.78)%     (2.45)%(3)
Portfolio turnover                                             135 %            96 %        124 %        192 %       206 %(4)

                                                                                     CLASS C
                                                           ---------------------------------------------------------------
                                                                                                                   FROM
                                                                    YEAR ENDED SEPTEMBER 30,                     INCEPTION
                                                           -------------------------------------------------     7/1/98 TO
                                                             2002            2001         2000         1999       9/30/98
Net asset value, beginning of period                        $14.93          $30.08       $17.40       $13.72      $17.15
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                              (0.28)(1)       (0.34)       (0.45)       (0.47)      (0.09)
   Net realized and unrealized gain (loss)                   (2.87)         (12.38)       15.19         4.69       (3.34)
                                                            ------          ------       ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                        (3.15)         (12.72)       14.74         4.22       (3.43)
                                                            ------          ------       ------       ------      ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                         --              --           --           --          --
   Dividends from net realized gains                            --           (2.43)       (2.06)       (0.54)         --
                                                            ------          ------       ------       ------      ------
     TOTAL DISTRIBUTIONS                                        --           (2.43)       (2.06)       (0.54)         --
                                                            ------          ------       ------       ------      ------
Change in net asset value                                    (3.15)         (15.15)       12.68         3.68       (3.43)
                                                            ------          ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD                              $11.78          $14.93       $30.08       $17.40      $13.72
                                                            ======          ======       ======       ======      ======
Total return(2)                                             (21.10)%        (44.81)%      89.54 %      31.07 %    (20.00)%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                      $31,317         $30,874      $18,218         $975        $103

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(6)                                      2.15 %          2.15 %(7)    2.25 %       3.45 %      3.45 %(3)
   Net investment income (loss)                              (1.74)%         (1.61)%      (1.68)%      (2.78)%     (2.44)%(3)
Portfolio turnover                                             135 %            96 %        124 %        192 %       206 %(4)

(1) Computed using average shares outstanding.
(2) Maximum sales charge is not reflected in the total return calculation.
(3) Annualized.
(4) Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.43%, 2.34%, 2.70%, 6.33% and 20.80% for the periods ended September 30, 2002,
    2001, 2000, 1999 and 1998, respectively.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.21%, 2.20%, 2.65%, 9.03% and 21.14% for the periods ended September 30, 2002,
    2001, 2000, 1999 and 1998, respectively.
(7) The ratio of operating expenses to average net assets includes the effect of expense offsets for custodian fees; if expense offsets were excluded, the ratio would not significantly differ.

                        See Notes to Financial Statements

PHOENIX-SENECA REAL ESTATE SECURITIES FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM LEADER, DAVID SHAPIRO

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund seeks high total return from both current income and capital appreciation.

Q: HOW DID THE FUND PERFORM OVER THE LAST 12 MONTHS?

A: For the 12 months ended September 30, 2002, Class X shares returned -0.42%, Class A shares -1.73%, Class B shares -2.63%, and Class C shares -2.47%. The S&P 500 Index was down -20.48% for the same period, while the Wilshire Real Estate Securities Index returned 6.76% for the fiscal year.(1) All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is not a guarantee of future results.

Q: WHAT IS YOUR STRATEGY IN SELECTING INVESTMENTS?

A: Our strategy continues to be to own the preeminent companies in the real estate and finance sectors. Good management teams and strong balance sheets are the characteristics we emphasize when selecting companies for the portfolio. Additionally, we look for reasonable valuations elative to the long-term growth rates of the companies in the portfolio.

Q: WHAT FACTORS LED TO THE FUND'S UNDERPERFORMANCE RELATIVE TO ITS BENCHMARKS?

A: The fund was overweight in the apartment sector and the finance sector, which hurt performance relative to the benchmark for the fiscal year. Low mortgage interest rates have allowed more people to buy homes, and apartment occupancies and cash flows have declined as a result. The apartment sector is directly and immediately affected by changes in the economy, and the delayed recovery of the economy has held this sector back. The stock market also continued its decline through September, and our real estate finance-related equity holdings, such as Fannie Mae, were brought down with it. The fund was underweighted in the properties sector relative to the benchmark, which held back results as it was a good performing sector. Our focus on valuation did not allow us to pay up for some of these names that are trading with big premiums to their net asset value. We also had zero exposure to the hotel sector, which was one of the top performing sectors in the first half of 2002.

Q: HOW IS THE PORTFOLIO POSITIONED TO BENEFIT FROM THE CURRENT MARKET
ENVIRONMENT?

A: The fund is staying with an overweight position in apartments and finance. Apartments are traditionally the first to benefit in a recovering economy, and we will keep our holdings in the finance and banking sectors as the lower short-term interest rates begin to restart the economy. These companies should also benefit from a recovery in the stock market. The fund is still light in the properties sector because of valuations and underweight in the office sector because it is much more of a lagging indicator.

Q: WHAT IS YOUR OUTLOOK?

A: We continue to focus our attention on companies with low multiples and reasonable growth rates. Year-over-year growth in real estate companies is getting harder to find, so we are positioning the portfolio to own the areas expected to benefit first

1 THE S&P 500 INDEX MEASURES BROAD STOCK MARKET TOTAL-RETURN PERFORMANCE, WHILE THE WILSHIRE REAL ESTATE SECURITIES INDEX MEASURES REAL ESTATE EQUITY MARKET TOTAL-RETURN PERFORMANCE. THE INDEXES ARE UNMANAGED, DO NOT REFLECT MANAGEMENT FEES AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

in a recovery, such as banks, mortgage lenders and apartments. There are two aspects to these investments -- income and growth -- so with the growth prospects tempered, we are looking for outsized dividends. The risks at this time have less to do with fundamentals than the flow of funds. Any time there is a large flow of assets out of these securities into the equity market, it can affect the entire asset class. Because of this risk, we are staying with more liquid investments. The dividend yield is extremely attractive right now compared to bank rates and Treasuries, and we continue to believe that real estate securities are a good way to diversify an asset allocation plan.

                                                                OCTOBER 22, 2002

PHOENIX-SENECA REAL ESTATE SECURITIES FUND

  ANNUAL TOTAL RETURNS(1)                                  PERIOD ENDING 9/30/02

                                                                                     INCEPTION       INCEPTION
                                                            1 YEAR      5 YEARS      TO 9/30/02        DATE
                                                            ------      -------      ----------      ---------
        Class X Shares at NAV(2)                            (0.42)%       1.41%         7.79%         3/12/96

        Class A Shares at NAV(2)                            (1.73)        0.02          6.47          3/12/96
        Class A Shares at POP(3)                            (7.38)       (1.16)         5.52          3/12/96

        Class B Shares at NAV(2)                            (2.63)          --          1.41           7/1/98
        Class B Shares with CDSC(4)                         (6.45)          --          0.99           7/1/98

        Class C Shares at NAV(2)                            (2.47)          --          1.43           7/1/98
        Class C Shares with CDSC(4)                         (2.47)          --          1.43           7/1/98

        Wilshire Real Estate Securities Index(8)             6.76         3.13        Note 5           Note 5

        S&P 500 Index(9)                                   (20.48)       (1.61)       Note 6           Note 6

1 Total  returns  are  historical  and  include  changes in share  price and the reinvestment of both dividends and capital gains distributions.
2 "NAV" (Net Asset Value)  total  returns do not include the effect of any sales charge.
3 "POP" (Public  Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
5 Index  performance is 9.81% for Class X and Class A (since  3/29/96) and 5.07%
  for Class B and Class C (since 6/30/98).
6 Index performance is 5.47% for Class X and Class A (since 3/12/96) and (6.49)%
  for Class B and Class C (since 7/1/98).
7 This chart  illustrates NAV returns on Class X shares and POP returns on Class
  A shares. Returns on Class B and Class C shares will vary due to differing sales charges.
8 The Wilshire Real Estate Securities Index is an unmanaged, commonly used measure of real estate equity market total return performance. The index's performance does not reflect management fees and sales charges.
9 The S&P 500 Index is a measure of stock market total return performance. The index's performance does not reflect management fees and sales charges.

  All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  GROWTH OF $10,000                                          PERIODS ENDING 9/30


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                Phoenix-Seneca       Phoenix-Seneca
            Real Estate Securities     Real Estate               Wilshire
                Fund Class X         Securities Fund           Real Estate             S&P 500
                  at NAV(7)         Class A at POP(7)           Index(8)               Index(9)
3/12/96          $10,000.00            $9,425.00               $10,000.00            $10,000.00
9/30/96           11,261.04            10,556.51                11,096.79             10,929.05
9/30/97           15,252.30            14,202.62                15,761.22             15,373.57
9/30/98           12,456.10            11,430.18                13,120.57             16,780.32
9/30/99           11,626.45            10,519.46                12,552.42             21,433.52
9/30/00           14,998.16            13,401.66                15,723.53             24,298.51
9/30/01           16,426.24            14,468.99                17,225.08             17,826.61
9/30/02           16,356.78            14,218.65                18,389.22             14,175.61

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 3/12/96 (inception of the Fund) in Class X and A shares. The total return for Class X shares reflects no sales charge. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

  SECTOR WEIGHTINGS                                                      9/30/02

As a percentage of real estate holdings

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Apartments                          24%
Office                              22
Mortgage                            15
Manufactured Homes                  13
Regional Malls                       9
Diversified                          8
Other                                9

PHOENIX-SENECA REAL ESTATE SECURITIES FUND

                   TEN LARGEST HOLDINGS AT SEPTEMBER 30, 2002
                     (AS A PERCENTAGE OF TOTAL NET ASSETS)

 1. Simon Property Group, Inc.                   5.5%
    REGIONAL MALLS REIT
 2. Redwood Trust, Inc.                          5.2%
    MORTGAGE REIT
 3. Glenborough Realty Trust, Inc.
    Series A Cv. Pfd. 7.75%                      5.1%
    OFFICE REIT
 4. iStar Financial, Inc.                        4.9%
    DIVERSIFIED REIT
 5. Wells Fargo & Co.                            4.6%
    MAJOR REGIONAL BANK

 6. Reckson Associates Realty Corp.
    Series A Cv. Pfd. 7.625%                     4.2%
    MIXED REIT
 7. Chateau Communities, Inc.                    4.1%
    MANUFACTURED HOMES REIT
 8. Manufactured Home Communities, Inc.          4.0%
    MANUFACTURED HOMES REIT
 9. Post Properties, Inc.                        3.8%
    APARTMENT REIT
10. Freddie Mac                                  3.8%
    FEDERAL MORTGAGE AGENCY

                        INVESTMENTS AT SEPTEMBER 30, 2002

                                                      SHARES         VALUE
                                                      ------      -----------
COMMON STOCKS--87.5%

REAL ESTATE INVESTMENT TRUSTS--54.6%

DIVERSIFIED--4.9%
iStar Financial, Inc. ............................    39,450      $ 1,101,444

INDUSTRIAL/OFFICE--11.1%

MIXED--1.8%
Reckson Associates Realty Corp. ..................    18,050          410,999

OFFICE--9.3%
Arden Realty, Inc. ...............................    17,000          402,050
Equity Office Properties Trust ...................    29,445          760,270
Mack-Cali Realty Corp. ...........................    13,150          422,509
Trizec Properties, Inc. ..........................    42,500          482,375
                                                                  -----------
                                                                    2,067,204
                                                                  -----------
-----------------------------------------------------------------------------
TOTAL INDUSTRIAL/OFFICE                                             2,478,203
-----------------------------------------------------------------------------

MORTGAGE--9.5%

COMMERCIAL FINANCING--5.2%
Redwood Trust, Inc. ..............................    42,500        1,161,525

HOME FINANCING--4.3%
Apex Mortgage Capital, Inc. ......................    25,900          289,821
Impac Mortgage Holdings, Inc. ....................    60,250          671,788
                                                                  -----------
                                                                      961,609
                                                                  -----------
-----------------------------------------------------------------------------
TOTAL MORTGAGE                                                      2,123,134
-----------------------------------------------------------------------------

RESIDENTIAL--23.6%

APARTMENTS--15.5%
Archstone Smith Trust ............................    27,546          657,798
Avalonbay Communities, Inc. ......................     9,850          411,730
BRE Properties, Inc. Class A .....................    11,800          362,850

                                                      SHARES         VALUE
                                                      ------      -----------
Equity Residential ...............................    27,400      $   655,956
Essex Property Trust, Inc. .......................    10,250          506,760
Post Properties, Inc. ............................    32,700          849,546
                                                                  -----------
                                                                    3,444,640

MANUFACTURED HOMES--8.1%
Chateau Communities, Inc. ........................    34,100          900,581
Manufactured Home Communities, Inc. ..............    28,200          899,016
                                                                  -----------
                                                                    1,799,597
                                                                  -----------
-----------------------------------------------------------------------------
TOTAL RESIDENTIAL                                                   5,244,237
-----------------------------------------------------------------------------

RETAIL--5.5%

REGIONAL MALLS--5.5%
Simon Property Group, Inc. .......................    34,115        1,218,929

-----------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(IDENTIFIED COST $11,622,592)                                      12,165,947
-----------------------------------------------------------------------------

REAL ESTATE OPERATING COMPANIES--2.2%

DIVERSIFIED--2.2%
Northstar Capital Investment Corp. 144A(b)(c)(d) .    35,000          490,000

-----------------------------------------------------------------------------
TOTAL REAL ESTATE OPERATING COMPANIES
(IDENTIFIED COST $720,625)                                            490,000
-----------------------------------------------------------------------------

BANKS--7.4%
Bay View Capital Corp.(b) ........................    108,404         614,651
Wells Fargo & Co. ................................    21,300        1,025,808
                                                                  -----------
(Identified cost $1,495,429)                                        1,640,459
                                                                  -----------

BUILDING PRODUCTS--2.4%
Masco Corp. ......................................    27,000          527,850
(Identified cost $725,150)

                        See Notes to Financial Statements

PHOENIX-SENECA REAL ESTATE SECURITIES FUND

                                                      SHARES         VALUE
                                                      ------      -----------
CONSUMER FINANCE--3.7%
Allied Capital Corp. .............................    37,500      $   820,875
(Identified cost $865,744)

DIVERSIFIED COMMERCIAL SERVICES--2.6%
Cendant Corp.(b) .................................    53,000          570,280
(Identified cost $890,130)

DIVERSIFIED FINANCIAL SERVICES--9.0%
Freddie Mac ......................................    15,000          838,500
Fannie Mae .......................................    10,000          595,400
J.P. Morgan Chase & Co. ..........................    29,500          560,205
                                                                  -----------
(Identified cost $2,819,735)                                        1,994,105
                                                                  -----------

HOTELS, RESORTS & CRUISE LINES--2.0%
Starwood Hotels & Resorts Worldwide, Inc. ........    20,500          457,150
(Identified cost $555,875)

PROPERTY & CASUALTY INSURANCE--3.6%
Fidelity National Financial, Inc. ................    27,900          801,846
(Identified cost $829,296)

-----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $20,524,576)                                      19,468,512
-----------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS--9.2%

REAL ESTATE INVESTMENT TRUSTS--9.2%

INDUSTRIAL/OFFICE--9.2%

MIXED--4.1%
Reckson Associates Realty Corp. ..................
Series A Cv. Pfd. 7.625% .........................    39,000          924,300

OFFICE--5.1%
Glenborough Realty Trust, Inc. ...................
Series A Cv. Pfd. 7.75% ..........................    50,950        1,125,995
-----------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
(IDENTIFIED COST $1,864,227)                                        2,050,295
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--96.7%
(IDENTIFIED COST $22,388,803)                                      21,518,807
-----------------------------------------------------------------------------

                                                       PAR
                                                      VALUE
                                                      (000)          VALUE
                                                     -------      -----------
SHORT-TERM OBLIGATIONS--2.0%

REPURCHASE AGREEMENTS--2.0%
State Street Bank & Trust Co. repurchase
agreement, 0.65%, dated 9/30/02, due 10/1/02,
repurchase price $447,008, collateralized by
U.S. Treasury Bond 8.75%, 5/15/17, market
value $458,644 ...................................      $447      $   447,000

-----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $447,000)                                            447,000
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--98.7%
(IDENTIFIED COST $22,835,803)                                      21,965,807(a)

Other assets and liabilities, net--1.3%                               295,417
                                                                  -----------
NET ASSETS--100.0%                                                $22,261,224
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $1,713,420 and gross depreciation of $2,669,531 for federal income tax purposes. At September 30, 2002, the aggregate cost of securities for federal income tax purposes was $22,921,918.
(b) Non income producing.
(c) Private placement. Security valued at fair value as determined in good faith by or under the direction of the Trustees.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2002, these securities amounted to a value of $490,000 or 2.2% of net assets.

                        See Notes to Financial Statements

PHOENIX-SENECA REAL ESTATE SECURITIES FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2002

ASSETS
Investment securities at value,
   (Identified cost $22,835,803)                                   $21,965,807
   Cash                                                                    150
Receivables
   Investment securities sold                                          224,017
   Dividends and interest                                              204,438
   Fund shares sold                                                      1,757
                                                                   -----------
     Total assets                                                   22,396,169
                                                                   -----------
LIABILITIES
Payables
   Fund shares repurchased                                              55,342
   Transfer agent fee                                                   13,683
   Investment advisory fee                                              11,287
   Distribution fee                                                      7,132
   Trustees' fee                                                         6,325
   Financial agent fee                                                   4,692
Accrued expenses                                                        36,484
                                                                   -----------
     Total liabilities                                                 134,945
                                                                   -----------
NET ASSETS                                                         $22,261,224
                                                                   ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $23,944,714
Accumulated net realized loss                                         (813,494)
Net unrealized depreciation                                           (869,996)
                                                                   -----------
NET ASSETS                                                         $22,261,224
                                                                   ===========
CLASS X
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $17,584,095)                  1,456,916
Net asset value and offering price per share                            $12.07

CLASS A
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $2,514,583)                     213,398
Net asset value per share                                               $11.78
Offering price per share $11.78/(1-5.75%)                               $12.50

CLASS B
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $987,423)                        84,086
Net asset value and offering price per share                            $11.74

CLASS C
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $1,175,123)                     100,000
Net asset value and offering price per share                            $11.75


                             STATEMENT OF OPERATIONS
                           YEAR ENDED SEPTEMBER, 2002

INVESTMENT INCOME
Dividends                                                          $ 1,238,077
Interest                                                                10,340
                                                                   -----------
     Total investment income                                         1,248,417
                                                                   -----------
EXPENSES
Investment advisory fee                                                200,545
Distribution fee, Class A                                                6,674
Distribution fee, Class B                                                8,150
Distribution fee, Class C                                                8,276
Financial agent fee                                                     59,363
Transfer agent                                                          81,285
Registration                                                            42,077
Professional                                                            23,184
Trustees                                                                17,134
Printing                                                                10,861
Custodian                                                                8,814
Miscellaneous                                                            8,523
                                                                   -----------
   Total expenses                                                      474,886
     Less expenses borne by investment adviser                         (38,353)
     Custodian fees paid indirectly                                       (290)
                                                                   -----------
     Net expenses                                                      436,243
                                                                   -----------
NET INVESTMENT INCOME                                                  812,174
                                                                   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                      1,241,305
Net realized gain on written options                                    34,949
Net change in unrealized appreciation (depreciation) on
   investments                                                      (2,150,646)
                                                                   -----------
NET LOSS ON INVESTMENTS                                               (874,392)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $   (62,218)
                                                                   ===========

                        See Notes to Financial Statements

PHOENIX-SENECA REAL ESTATE SECURITIES FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                 Year Ended         Year Ended
                                                                                   9/30/02            9/30/01
                                                                                 -----------        -----------
FROM OPERATIONS
   Net investment income (loss)                                                  $   812,174        $   636,484
   Net realized gain (loss)                                                        1,276,254            367,999
   Net change in unrealized appreciation (depreciation)                           (2,150,646)           745,168
                                                                                 -----------        -----------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       (62,218)         1,749,651
                                                                                 -----------        -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class X                                                   (799,965)          (527,989)
   Net investment income, Class A                                                    (72,548)           (43,015)
   Net investment income, Class B                                                    (16,495)            (7,350)
   Net investment income, Class C                                                    (16,756)            (7,319)
                                                                                 -----------        -----------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                        (905,764)          (585,673)
                                                                                 -----------        -----------
FROM SHARE TRANSACTIONS
CLASS X
   Proceeds from sales of shares (410,208 and 131,659 shares, respectively)        5,303,637          1,571,755
   Net asset value of shares issued from reinvestment of distributions
     (58,066 and 42,197 shares, respectively)                                        760,765            507,375
   Cost of shares repurchased (386,311 and 204,805 shares, respectively)          (5,169,932)        (2,466,963)
                                                                                 -----------        -----------
Total                                                                                894,470           (387,833)
                                                                                 -----------        -----------
CLASS A
   Proceeds from sales of shares (177,962 and 128,148 shares, respectively)        2,296,733          1,521,782
   Net asset value of shares issued from reinvestment of distributions
     (4,974 and 3,036 shares, respectively)                                           63,526             35,849
   Cost of shares repurchased (165,182 and 58,698 shares, respectively)           (2,124,815)          (679,131)
                                                                                 -----------        -----------
Total                                                                                235,444            878,500
                                                                                 -----------        -----------
CLASS B
   Proceeds from sales of shares (51,904 and 24,883 shares, respectively)            674,381            297,497
   Net asset value of shares issued from reinvestment of distributions
     (1,246 and 624 shares, respectively)                                             15,827              7,349
   Cost of shares repurchased (14,145 and 5,035 shares, respectively)               (178,481)           (60,239)
                                                                                 -----------        -----------
Total                                                                                511,727            244,607
                                                                                 -----------        -----------
CLASS C
Proceeds from sales of shares (75,376 and 21,102 shares, respectively)               978,001            249,493
Net asset value of shares issued from reinvestment of distributions
     (1,049 and 519 shares, respectively)                                             13,281              6,124
   Cost of shares repurchased (19,160 and 7,148 shares, respectively)               (241,271)           (84,079)
                                                                                 -----------        -----------
Total                                                                                750,011            171,538
                                                                                 -----------        -----------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                       2,391,652            906,812
                                                                                 -----------        -----------
   NET INCREASE (DECREASE) IN NET ASSETS                                           1,423,670          2,070,790

NET ASSETS
   Beginning of period                                                            20,837,554         18,766,764
                                                                                 -----------        -----------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
     (LOSS) OF $0 AND $48,998 RESPECTIVELY]                                      $22,261,224        $20,837,554
                                                                                 ===========        ===========

                        See Notes to Financial Statements

PHOENIX-SENECA REAL ESTATE SECURITIES FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                      CLASS X
                                                            --------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                            --------------------------------------------------------------
                                                              2002          2001           2000          1999        1998
Net asset value, beginning of period                         $12.62        $11.89         $ 9.69        $11.11      $14.71
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                0.49(1)       0.42(1)        0.34(1)       0.47(1)     0.54
   Net realized and unrealized gain (loss)                    (0.51)         0.69           2.35         (1.20)      (3.10)
                                                             ------        ------         ------        ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                         (0.02)         1.11           2.69         (0.73)      (2.56)
                                                             ------        ------         ------        ------      ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                       (0.53)        (0.38)         (0.49)        (0.44)      (0.46)
   Dividends from net realized gains                             --            --             --         (0.25)      (0.58)
                                                             ------        ------         ------        ------      ------
        TOTAL DISTRIBUTIONS                                   (0.53)        (0.38)         (0.49)        (0.69)      (1.04)
                                                             ------        ------         ------        ------      ------
Change in net asset value                                     (0.55)         0.73           2.20         (1.42)      (3.60)
                                                             ------        ------         ------        ------      ------
NET ASSET VALUE, END OF PERIOD                               $12.07        $12.62         $11.89        $ 9.69      $11.11
                                                             ======        ======         ======        ======      ======
   Total return                                               (0.42)%        9.52%         29.00%        (6.66)%    (18.33)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                       $17,584       $17,349        $16,713       $17,346     $21,794

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                          1.55 %(5)     1.59%(4)       1.79%         1.66 %      1.47 %
   Net investment income (loss)                                3.73 %        3.49%          3.35%         4.50 %      4.14 %
Portfolio turnover                                              111 %          40%            65%            5 %        53 %

                                                                                      CLASS A
                                                             -------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                             -------------------------------------------------------------
                                                              2002          2001           2000          1999        1998
Net asset value, beginning of period                         $12.32        $11.67         $ 9.54        $11.00      $14.68
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                0.32(1)      0.25(1)         0.21(1)       0.32(1)     0.35
   Net realized and unrealized gain (loss)                    (0.51)         0.67           2.30         (1.19)      (3.08)
                                                             ------        ------         ------        ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                         (0.19)         0.92           2.51         (0.87)      (2.73)
                                                             ------        ------         ------        ------      ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                       (0.35)        (0.27)         (0.38)        (0.34)      (0.37)
   Dividends from net realized gains                             --            --             --         (0.25)      (0.58)
                                                             ------        ------         ------        ------      ------
     TOTAL DISTRIBUTIONS                                      (0.35)        (0.27)         (0.38)        (0.59)      (0.95)
                                                             ------        ------         ------        ------      ------
Change in net asset value                                     (0.54)         0.65           2.13         (1.46)      (3.68)
                                                             ------        ------         ------        ------      ------
NET ASSET VALUE, END OF PERIOD                               $11.78        $12.32         $11.67        $ 9.54      $11.00
                                                             ======        ======         ======        ======      ======
Total return(2)                                               (1.73)%        7.96%         27.40%        (7.97)%    (19.52)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                        $2,515        $2,410         $1,437          $919      $1,357
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                          2.83 %(5)     3.05%(3)(4)    3.05%(3)      3.05 %(3)   2.76 %
   Net investment income (loss)                                2.50 %        2.11%          2.11%         3.13 %      2.45 %
Portfolio turnover                                              111 %          40%            65%            5 %        53 %

(1) Computed using average shares outstanding.
(2) Maximum sales charge is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.18%, 4.28% and 4.27% for the periods ended September 30, 2001, 2000 and 1999, respectively.
(4) For the year ended September 30, 2001, the ratio of operating expenses to average net assets includes the effect of expense offsets for custodian fees; if expense offsets were excluded, the ratio would have been 1.60% for Class X and the ratio would not significantly differ for Class A.
(5) The ratio of operating expenses to average net assets includes the effect of expense offsets for custodian fees; if expense offsets were excluded, the ratios would not significantly differ.

                        See Notes to Financial Statements

PHOENIX-SENECA REAL ESTATE SECURITIES FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                     CLASS B
                                                            ------------------------------------------------------------
                                                                                                                 FROM
                                                                         YEAR ENDED SEPTEMBER 30,              INCEPTION
                                                            ----------------------------------------------     7/1/98 TO
                                                             2002          2001         2000         1999       9/30/98
Net asset value, beginning of period                        $12.28        $11.66       $ 9.55       $11.01      $12.58
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                               0.20(1)       0.17(1)      0.12(1)      0.29(1)     0.07
   Net realized and unrealized gain (loss)                   (0.50)         0.65         2.31        (1.22)      (1.58)
                                                            ------        ------       ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                        (0.30)         0.82         2.43        (0.93)      (1.51)
                                                            ------        ------       ------       ------      ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                      (0.24)        (0.20)       (0.32)       (0.28)      (0.06)
   Dividends from net realized gains                            --            --           --        (0.25)         --
                                                            ------        ------       ------       ------      ------
        TOTAL DISTRIBUTIONS                                  (0.24)        (0.20)       (0.32)       (0.53)      (0.06)
                                                            ------        ------       ------       ------      ------
Change in net asset value                                    (0.54)         0.62         2.11        (1.46)      (1.57)
                                                            ------        ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD                              $11.74        $12.28       $11.66       $ 9.55      $11.01
                                                            ======        ======       ======       ======      ======
Total return(2)                                              (2.63)%        7.21%       26.37%       (8.59)%    (11.97)%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                         $987          $554         $287         $197         $91
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(5)                                      3.80 %(8)     3.80%(7)     3.80%        3.80 %      3.80 %(3)
   Net investment income (loss)                               1.59 %        1.43%        1.19%        2.79 %      2.50 %(3)
Portfolio turnover                                             111 %          40%          65%           5 %        53 %(4)

                                                                                     CLASS C
                                                            ------------------------------------------------------------
                                                                                                                 FROM
                                                                         YEAR ENDED SEPTEMBER 30,              INCEPTION
                                                            ----------------------------------------------     7/1/98 TO
                                                             2002          2001         2000         1999       9/30/98
Net asset value, beginning of period                        $12.28        $11.66       $ 9.55       $11.01      $12.58
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                               0.21(1)       0.16(1)      0.14(1)      0.29(1)     0.07
   Net realized and unrealized gain (loss)                   (0.50)         0.66         2.29        (1.22)      (1.58)
                                                            ------        ------       ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                        (0.29)         0.82         2.43        (0.93)      (1.51)
                                                            ------        ------       ------       ------      ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                      (0.24)        (0.20)       (0.32)       (0.28)      (0.06)
   Dividends from net realized gains                            --            --           --        (0.25)         --
                                                            ------        ------       ------       ------      ------
     TOTAL DISTRIBUTIONS                                     (0.24)        (0.20)       (0.32)       (0.53)      (0.06)
                                                            ------        ------       ------       ------      ------
Change in net asset value                                    (0.53)         0.62         2.11        (1.46)      (1.57)
                                                            ------        ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD                              $11.75        $12.28       $11.66       $ 9.55      $11.01
                                                            ======        ======       ======       ======      ======
Total return(2)                                              (2.47)%        7.12%       26.37%       (8.58)%    (11.97)%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                       $1,175          $525         $329         $200         $88

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(6)                                      3.80 %(8)     3.80%(7)     3.80%        3.80 %      3.80 %(3)
   Net investment income (loss)                               1.63 %        1.38%        1.36%        2.80 %      2.44 %(3)
Portfolio turnover                                             111 %          40%          65%           5 %        53 %(4)

(1) Computed using average shares outstanding.
(2) Maximum sales charge is not reflected in the total return calculation.
(3) Annualized.
(4) Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 6.17%, 9.33%, 15.48%, 18.50% and 22.08% for the periods ended September 30, 2002,
    2001, 2000, 1999 and 1998, respectively.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 6.10%, 9.18%, 13.58%, 19.95% and 22.93% for the periods ended September 30, 2002,
    2001, 2000, 1999 and 1998, respectively.
(7) For the year ended September 30, 2001, the ratio of operating expenses to average net assets includes the effect of expense offsets for custodian fees; if expense offsets were excluded, the ratio would have been 3.81%.
(8) The ratio of operating expenses to average net assets includes the effect of expense offsets for custodian fees; if expense offsets were excluded, the ratios would not significantly differ.

                        See Notes to Financial Statements

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2002

1. SIGNIFICANT ACCOUNTING POLICIES
   Phoenix-Seneca Funds (the "Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open end management investment company. Shares of the Trust are divided into three series, each a "Fund" and collectively the "Funds" as follows:
Phoenix-Seneca Bond Fund, Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund and Phoenix-Seneca Real Estate Securities Fund. Each Fund has distinct investment objectives. Bond Fund is a diversified Fund and seeks to generate a high level of current income and capital appreciation. Mid-Cap "EDGE"(SM) Fund is a diversified Fund and seeks to achieve long-term capital appreciation. Real Estate Securities Fund is a non-diversified Fund and seeks to emphasize capital appreciation and income equally.
   Each Fund offers Class X, Class A, Class B and Class C shares. Class X shares are sold without a sales charge. Class A shares of Bond Fund are sold with a front-end sales charge of up to 4.75%. Class A shares of Mid-Cap "EDGE"(SM) Fund and Real Estate Securities Fund are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C shares bear distribution expenses and have exclusive voting rights with respect to their distribution plans. Investment income and realized and unrealized gains/losses are allocated among the classes on the basis of net assets of each class.
   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:
   Equity securities are valued at the last sale price, or if there had been no sale that day, at the mean between the most recent high bid and the most recent low asked quotations. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:
   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Trust amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.
   Effective October 1, 2001, the Fund has adopted the revised AICPA Audit and Accounting Guide, Audits of Investment Companies, and began to classify gains and losses on mortgage and asset-backed securities previously included in realized gains and losses, as a component of interest income. The cumulative effect of the accounting changes had no impact on total net assets of the Fund or the Fund's net asset value.
   The effect of the accounting changes for the year ended September 30, 2002, was to increase realized gains and losses by $43,662 and to decrease net investment income by $43,662. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change.

C. INCOME TAXES:
   Each Fund is treated as a separate taxable entity. It is the policy of each Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of nontaxable dividends, market discount, organization costs, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:
   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency.

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2002  (CONTINUED)

Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:
   Each Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.
   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or there is right of offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. At September 30, 2002, the Trust had no forward currency contracts.

G. OPTIONS:
   Each Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.
   Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.
   Each Fund may purchase options which are included in the Funds' Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At September 30, 2002, the Trust had no options.

H. EXPENSES:
   Trust expenses not directly attributable to a specific Fund are allocated evenly among all funds. Fund expenses that are not related to the distribution of shares of a particular class or to services provided specifically to a particular class are allocated among the classes on the basis of relative average daily net assets of each class. Expenses that relate to the distribution of shares or services provided to a particular class are allocated to that class.

I. REPURCHASE AGREEMENTS:
   A repurchase agreement is a transaction where a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. If the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

J. WHEN-ISSUED AND DELAYED TRANSACTIONS:
   Each Fund may engage in when-issued or delayed delivery transactions. Each Fund records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on when-issued or delayed delivery basis begin earning interest on the settlement date.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS
   Phoenix Investment Counsel, Inc, ("PIC" or the "Adviser") serves as investment adviser to the Phoenix-Seneca Funds and Seneca Capital Management LLC ("Seneca" or the "Subadviser") serves as investment subadviser. All of the outstanding stock of PIC and a majority of the equity interests of Seneca are owned by Phoenix Investment Partners, Ltd. ("PXP"), a wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"). As compensation for services to the Trust, the Adviser receives a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

                                                      Adviser
                                                        Fee
                                                     --------
Bond Fund .........................................    0.50%
Mid-Cap "EDGE"(SM) Fund ...........................    0.80%
Real Estate Securities Fund .......................    0.85%

   The Adviser pays the Subadviser a fee equal to one half of the Adviser fee.

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2002  (CONTINUED)

   Phoenix Equity Planning Corporation ("PEPCO"), a direct subsidiary of PXP, serves as Financial Agent of the Trust. PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of the subagent's performance. For the year ended September 30, 2002, financial agent fees were $340,012 of which PEPCO received $117,442 The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Trust. Certain minimum fees and fee waivers may apply.
   The Adviser has agreed to waive or reimburse each Fund's operating expenses until January 31, 2003, to the extent that such expenses exceed the following percentages of average annual net assets:

                               Class X    Class A    Class B    Class C
                               -------    -------    -------    -------
Bond Fund ....................   0.90%     1.15%      1.90%      1.90%
Mid-Cap "EDGE"(SM) Fund ......   1.15%     1.40%      2.15%      2.15%
Real Estate Securities Fund ..   2.35%     3.05%      3.80%      3.80%

   PEPCO serves as the national distributor of the Trust's shares and has advised the Trust that it retained net selling commissions of $31,438 for Class A shares for the year ended September 30, 2002. Deferred sales charges retained by PEPCO for the year ended September 30, 2002 were $139,555 for Class B shares and $19,528 for Class C shares. In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B and C shares applied to the average daily net assets of each Fund. The distributor has advised the Trust that of the total amount expensed for the year ended September 30, 2002, $660,275 was retained by the Distributor, $417,206 was paid out to unaffiliated participants and $9,934 was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX.
   PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended September 30, 2002, transfer agent fees were $539,511 of which PEPCO retained $62,724.
   For the year ended September 30, 2002, the Trust paid PXP Securities Corp., an indirect subsidiary of PNX, brokerage commissions of $6,965 in connection with portfolio transactions effected by it.
   At September 30, 2002, PNX and affiliates held Phoenix-Seneca Funds shares which aggregated the following:
                                                          Aggregate
                                                          Net Asset
                                            Shares         Value
                                            ------        ---------
Bond Fund, Class A .....................    12,255        $126,104
Bond Fund, Class B .....................    12,057         122,137
Bond Fund, Class C .....................    12,038         122,186
Mid-Cap "EDGE"(SM) Fund, Class B .......     7,389          87,042
Mid-Cap "EDGE"(SM) Fund, Class C .......     7,389          87,042
Real Estate Securities Fund, Class B ...     8,999         105,648
Real Estate Securities Fund, Class C ...     8,999         105,738

3. PURCHASE AND SALE OF SECURITIES
   Purchases and sales of securities during the year ended September 30, 2002 (excluding U.S. Government and agency securities and short-term securities) aggregated the following:

                                     Purchases             Sales
                                   ------------        ------------
Bond Fund .......................  $ 65,685,806        $ 68,061,962
Mid-Cap "EDGE"(SM) Fund .........   243,871,019         206,314,223
Real Estate Securities Fund .....    19,433,900          18,210,459

   Purchases and sales of long-term U.S. Government and agency securities during the year ended September 30, 2002, aggregated the following:

                                     Purchases             Sales
                                   ------------        ------------
Bond Fund ......................   $235,903,462        $237,770,456
Real Estate Securities Fund ....      7,822,694           6,339,791

   Written call option activity for the year ended September 30, 2002 aggregated the following:

                                            Real Estate Securities Fund
                                            ---------------------------
                                             Number of    Amount of
                                              Options     Premiums
                                             ---------    ---------
Options outstanding at September 30, 2001         --      $     --
Options written .........................        360        59,999
Options closed ..........................       (210)      (48,074)
Options exercised .......................       (150)      (11,925)
                                               -----      --------
Options outstanding at September 30, 2002         --            --
                                               =====      ========

4. CREDIT RISK AND ASSET CONCENTRATIONS
   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.
   Certain funds invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to the fund, positive or negative, than if the fund did not concentrate its investments in such sectors.

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2002 (CONTINUED)

5. OTHER
   As of September 30, 2002, the funds had omnibus shareholder accounts, comprised of several individual shareholders, which individually amounted to more than 10% of the total shares outstanding. None of the accounts are affiliated with PNX.

                                       Number of         % of Shares
                                       Accounts          Outstanding
                                  ------------------     -----------
Mid-Cap "EDGE"(SM) Fund ........  2 Omnibus Accounts         28%
Real Estate Securities Fund ....  1 Omnibus Account          49%

6. FEDERAL INCOME TAX INFORMATION
   The following funds have capital loss carryovers which may be used to offset future capital gains.

                                   2009           2010
                                 --------      -----------
Bond Fund .....................        --      $ 1,767,986
Mid-Cap EDGE(SM) Fund .........  $709,370       42,302,857
Real Estate Securities Fund ...   727,379               --

   For the year ended September 30, 2002, the Real Estate Securities Fund utilized losses deferred in the prior year against current year capital gains in the amount of $1,224,955.
   Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended September 30, 2002, the Bond Fund and the Mid-Cap "EDGE"(SM) Fund deferred capital losses of $527,248 and $30,350,458, respectively.
   For the year ended September 30, 200 2, the Bond Fund and the Mid-Cap EDGE(SM) Fund utilized prior year capital losses deferred of $1,502,796 and $30,661,639, respectively.

   As of September 30, 2002, the components of distributable earnings on a tax basis (excluding unrealized appreciation/(depreciation) which is disclosed in the respective schedule of investments) were as follows:

                                  Undistributable  Undistributable
                                     Ordinary         Long-Term
                                      Income        Capital Gains
                                  ---------------  ---------------
Bond Fund .......................    $454,609          $  --
Mid-Cap "EDGE"(SM) Fund .........          --             --
Real Estate Securities Fund .....          --             --

   The differences between the book basis and tax basis components of distributable earnings related principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the statement of changes in net assets are reported as ordinary income for federal tax purposes.

7. RECLASSIFICATION OF CAPITAL ACCOUNTS
   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended September 30, 2002, the funds recorded the following permanent reclassifications which arose primarily from nondeductible current net operating losses, premium amortization and non-taxable dividends. The reclassifications have no impact on the net assets or net asset value of the funds. The following funds recorded reclassifications to increase (decrease) the accounts listed below:

                                   Undistributed       Accumulated      Capital paid in
                                   net investment     net realized         on shares
                                    income (loss)      gain (loss)     beneficial interest
                                  -----------------   ------------     -------------------
Bond Fund ........................   $    3,344          $(10,991)          $     7,647
Mid-Cap "EDGE"(SM) Fund ..........    2,144,534                --            (2,144,534)
Real Estate Securities Fund ......       44,592                --               (44,592)

   This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, the Trust's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS
[GRAPIC OMITTED]

PRICEWATERHOUSECOOPERS

To the Board of Trustees and Shareholders of Phoenix-Seneca Funds:

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Seneca Bond Fund, Phoenix-Seneca Mid Cap "EDGE" Fund, and Phoenix-Seneca Real Estate Securities Fund (constituting the Phoenix-Seneca Funds, hereafter referred to as the "Fund") at September 30, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/S/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
November 13, 2002

FUND MANAGEMENT

     Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

     The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust.

                              INDEPENDENT TRUSTEES

                                             NUMBER OF
                                           PORTFOLIOS IN
                                            FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
    NAME, (AGE), AND            LENGTH OF    OVERSEEN BY                     DURING PAST 5 YEARS AND
         ADDRESS               TIME SERVED     TRUSTEE                OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
  Robert Chesek (68)            Served since      31        Currently retired.
                                2000.
------------------------------------------------------------------------------------------------------------------------
  E. Virgil Conway (73)         Served since      33        Chairman, Rittenhouse Advisors, LLC (consulting firm) since
  Rittenhouse Advisors, LLC     2000.                       2001. Trustee/Director, Realty Foundation of New York
  101 Park Avenue                                           (1972-present), Pace University (1978-present), New York
  New York, NY 10178                                        Housing Partnership Development Corp. (Chairman)
                                                            (1981-present), Greater New York Councils, Boy Scouts of
                                                            America (1985-present), Academy of Political Science (Vice
                                                            Chairman) (1985-present), Urstadt Biddle Property Corp.
                                                            (1989-present), The Harlem Youth Development Foundation
                                                            (1998-present). Chairman, Metropolitan Transportation
                                                            Authority (1992-2001). Director, Trism, Inc. (1994-2001),
                                                            Consolidated Edison Company of New York, Inc. (1970-2002),
                                                            Atlantic Mutual Insurance Company (1974-2002), Centennial
                                                            Insurance Company (1974-2002), Josiah Macy, Jr., Foundation
                                                            (1975-2002), Union Pacific Corp. (1978-2002), BlackRock
                                                            Freddie Mac Mortgage Securities Fund (Advisory Director)
                                                            (1990-2002), Accuhealth (1994-2002).
------------------------------------------------------------------------------------------------------------------------
  William Crawford (74)         Served since      7         Currently retired.
  3003 Gulf Shore Blvd., #401   2000.
  Naples, FL 34103
------------------------------------------------------------------------------------------------------------------------
  Harry Dalzell-Payne (73)      Served since      33        Currently retired.
  The Flat, Elmore Court        1999.
  Elmore, GL05, GL2 3NT
  U.K.
------------------------------------------------------------------------------------------------------------------------
  William N. Georgeson (75)     Served since      7         Currently retired. Director, Concordia University
  575 Glenwood Road             2000.                       Foundation (charity) (1994-present).
  Lake Forest, IL 60045
------------------------------------------------------------------------------------------------------------------------
  Francis E. Jeffries (72)      Served since      34        Director, The Empire District Electric Company
  8477 Bay Colony Dr. #902      2000.                       (1984-present). Director (1989-1997), Chairman of the Board
  Naples, FL 34108                                          (1993-1997), Phoenix Investment Partners, Ltd.
------------------------------------------------------------------------------------------------------------------------
  Leroy Keith, Jr. (63)         Served since      31        Partner, Stonington Partners, Inc. (private equity fund)
  Stonington Partners, Inc.     2000.                       since 2001. Chairman (1995 to 2000) and Chief Executive
  736 Market Street, Ste. 1430                              Officer (1995-1998), Carson Products Company (cosmetics).
  Chattanooga, TN 37402                                     Director/Trustee, Evergreen Funds (6 portfolios).
------------------------------------------------------------------------------------------------------------------------

38

FUND MANAGEMENT (CONTINUED)

                                               INDEPENDENT TRUSTEES

                                             NUMBER OF
                                           PORTFOLIOS IN
                                            FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
    NAME, (AGE), AND            LENGTH OF    OVERSEEN BY                     DURING PAST 5 YEARS AND
         ADDRESS               TIME SERVED     TRUSTEE                OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
  Geraldine M. McNamara (51)    Served since      31        Managing Director, U.S. Trust Company of New York
  United States Trust           2001.                       (private bank) (1982-present).
  Company of NY
  114 West 47th Street
  New York, NY 10036
------------------------------------------------------------------------------------------------------------------------
  Eileen A. Moran (47)          Served since      7         President and Chief Executive Officer, PSEG Resources Inc.
  PSEG Resources, Inc.          2000.                       (investment company) (1990-present).
  80 Park Plaza, T-22
  Newark, NJ 07102
------------------------------------------------------------------------------------------------------------------------
  Everett L. Morris (74)        Served since      33        Vice President, W.H. Reaves and Company (investment
  W.H. Reaves and Company       2000.                       management) (1993-present).
  10 Exchange Place
  Jersey City, NJ 07302
------------------------------------------------------------------------------------------------------------------------
  Richard A. Pavia (72)         Served since      7         Currently retired. Vice Chairman, Forest Preserve District,
  7145 North Ionia              2000.                       Cook County President Advisory Council (1997-present).
  Chicago, IL 60646                                         Special Consultant, K&D Facilities Resource Corp.
                                                            (1995-present).
------------------------------------------------------------------------------------------------------------------------
  Herbert Roth, Jr. (74)        Served since      31        Currently retired. Member, Directors Advisory Council,
  134 Lake Street               2000.                       Phoenix Life Insurance Company (1998-present). Director,
  Sherbom, MA 01770                                         Boston Edison Company (1978-present), Landauer, Inc.
                                                            (medical services) (1970-present), Tech Ops./Sevcon, Inc.
                                                            (electronic controllers) (1987-present), and Mark IV
                                                            Industries (diversified manufacturer) (1985-present).
                                                            Director, Phoenix Home Life Mutual Insurance Company
                                                            (1972-1998).
------------------------------------------------------------------------------------------------------------------------
  Richard E. Segerson (56)      Served since      31        Managing Director, Northway Management Company
  Northway Management Company   2000.                       (1998-present). Managing Director, Mullin Associates
  164 Mason Street                                          (1993-1998).
  Greenwich, CT 06830
------------------------------------------------------------------------------------------------------------------------
  Lowell P. Weicker, Jr. (71)   Served since      31        Director, UST Inc. (1995-present), HPSC Inc. (1995-present),
  200 Duke Street               2000.                       Compuware (1996-present) and WWF, Inc. (2000-present).
  Alexandria, VA 22314                                      President, The Trust for America's Health (non-profit)
                                                            (2001-present). Director, Duty Free International, Inc.
                                                            (1997-1998).
------------------------------------------------------------------------------------------------------------------------

                               INTERESTED TRUSTEES

     Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                                               INDEPENDENT TRUSTEES

                                             NUMBER OF
                                           PORTFOLIOS IN
                                            FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
    NAME, (AGE), AND            LENGTH OF    OVERSEEN BY                     DURING PAST 5 YEARS AND
         ADDRESS               TIME SERVED     TRUSTEE                OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
  *Philip R. McLoughlin (55)    Served since      44        Director, PXRE Corporation (Delaware) (1985-present), World
                                1999.                       Trust Fund (1991-present). Chairman (1997-2002), Director
  Chairman                                                  (1995-2002), Vice Chairman (1995-1997) and Chief Executive
                                                            Officer (1995-2002), Phoenix Investment Partners, Ltd.
                                                            Director, Executive Vice President and Chief Investment
                                                            Officer, The Phoenix Companies, Inc. (2001-2002). Director
                                                            (1994-2002) and Executive Vice President, Investments
                                                            (1988-2002), Phoenix Life Insurance Company. Director
                                                            (1983-2002) and Chairman (1995-2002), Phoenix Investment
                                                            Counsel, Inc. Director (1984-2002) and President
                                                            (1990-2000), Phoenix Equity Planning Corporation. Chairman
                                                            and Chief Executive Officer, Phoenix/Zweig Advisers LLC
                                                            (1999-2002). Director and President, Phoenix Investment
                                                            Management Company (2001-2002). Director and Executive Vice
                                                            President, Phoenix Life and Annuity Company (1996-2002).
                                                            Director and Executive Vice President, PHL Variable
                                                            Insurance Company (1995-2002). Director, Phoenix National
                                                            Trust Company (1996-2002). Director and Vice President, PM
                                                            Holdings, Inc. (1985-2002). Director, PHL Associates, Inc.
                                                            (1995-2002). Director (1992-2002) and President (1992-1994),
                                                            WS Griffith Securities, Inc.
------------------------------------------------------------------------------------------------------------------------
**James M. Oates (56)           Served since      31        Chairman, IBEX Capital Markets Inc. (financial services)
  IBEX Capital Markets, Inc.    2000.                       (1997-present). Managing Director, Wydown Group (consulting
  60 State Street, Ste. 950                                 firm) (1994-present). Director, Investors Financial Service
  Boston, MA 02109                                          Corporation (1995-present), Investors Bank & Trust
                                                            Corporation (1995-present), Plymouth Rubber Co.
                                                            (1995-present), Stifel Financial (1996-present), Connecticut
                                                            River Bancorp (1998-present), Connecticut River Bank
                                                            (1998-present, 1Mind, Inc. (1999-present) and 1Mind.com
                                                            (2000-present). Director and Treasurer, Endowment for
                                                            Health, Inc. (2000-present). Chairman, Emerson Investment
                                                            Management, Inc. (2000-present). Member, Chief Executives
                                                            Organization (1996-present). Vice Chairman, Massachusetts
                                                            Housing Partnership (1998-1999). Director, Blue Cross and
                                                            Blue Shield of New Hampshire (1994-1999), AIB Govett Funds
                                                            (1991-2000) and Command Systems, Inc. (1998-2000). Director,
                                                            Phoenix Investment Partners, Ltd. (1995-2001).
------------------------------------------------------------------------------------------------------------------------

* Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his position with Phoenix Investment Partners, Ltd., and its affiliates.
** Mr. Oates is being treated as an Interested Trustee due to certain relationships existing among Mr. Oates, IBEX Capital Markets, Inc. and Phoenix and certain of its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                  POSITION(S) HELD WITH
    NAME, (AGE), AND               TRUST AND LENGTH OF                          PRINCIPAL OCCUPATION(S)
         ADDRESS                       TIME SERVED                                DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------
  Gail P. Seneca (49)              President since 1996.      President and Chief Executive and Investment Officer, Seneca
  909 Montgomery Street                                       Capital Management LLC (1996-present). Managing Director,
  San Francisco, CA 94133                                     Equities, Phoenix Investment Counsel, Inc. (1998-present).
                                                              Managing General Partner and Chief Executive and Investment
                                                              Officer, GMG/Seneca Capital Management LP (1989-present).
                                                              President, GenCap, Inc. (1994-present). Trustee,
                                                              Phoenix-Seneca Funds (1996-2000).
---------------------------------------------------------------------------------------------------------------------------
  William R. Moyer (58)            Executive Vice President   Executive Vice President and Chief Financial Officer
                                   since 2000.                (1999-present), Senior Vice President and Chief Financial
                                                              Officer (1995-1999), Phoenix Investment Partners, Ltd.
                                                              Director (1998-present), Senior Vice President, Finance
                                                              (1990-present), Chief Financial Officer (1996-present), and
                                                              Treasurer (1998-present), Phoenix Equity Planning
                                                              Corporation. Director (1998-present), Senior Vice President
                                                              (1990-present), Chief Financial Officer (1996-present) and
                                                              Treasurer (1994-present), Phoenix Investment Counsel, Inc.
                                                              Senior Vice President and Chief Financial Officer, Duff &
                                                              Phelps Investment Management Co. (1996-present). Vice
                                                              President, Phoenix Fund Complex (1990-present).
---------------------------------------------------------------------------------------------------------------------------
  John F. Sharry (50)              Executive Vice President   President, Private Client Group (1999-present), Executive
                                   since 2000.                Vice President, Retail Division (1997-1999), Phoenix
                                                              Investment Partners, Ltd. President, Private Client Group,
                                                              Phoenix Equity Planning Corporation (2000-present).
                                                              Executive Vice President, Phoenix Fund Complex
                                                              (1998-present).
---------------------------------------------------------------------------------------------------------------------------
  Robert S. Driessen (54)          Vice President since 1999. Vice President and Compliance Officer, Phoenix Investment
                                                              Partners, Ltd. (1999-present) and Phoenix Investment
                                                              Counsel, Inc. (1999-present). Vice President, Phoenix Fund
                                                              Complex (1999-present). Compliance Officer (2000-present)
                                                              and Associate Compliance Officer (1999), PXP Securities
                                                              Corp. Vice President, Risk Management Liaison, Bank of
                                                              America (1996-1999). Vice President, Securities Compliance,
                                                              The Prudential Insurance Company of America (1993-1996).
                                                              Branch Chief/Financial Analyst, Securities and Exchange
                                                              Commission, Division of Investment Management (1972-1993).
---------------------------------------------------------------------------------------------------------------------------
  Nancy G. Curtiss (49)            Treasurer since 2000.      Vice President, Fund Accounting (1994-present) and Treasurer
                                                              (1996-present), Phoenix Equity Planning Corporation.
                                                              Treasurer, Phoenix Fund Complex (1994-present).
---------------------------------------------------------------------------------------------------------------------------
  Richard J. Wirth (43)            Secretary since 2002.      Vice President and Insurance and Investment Products Counsel
  One American Row                                            (2002-present), Counsel (1993-2002), Phoenix Life Insurance
  Hartford, CT 06102                                          Company.
---------------------------------------------------------------------------------------------------------------------------

PHOENIX-SENECA FUNDS
909 Montgomery Street
San Francisco, California 94133

TRUSTEES
Robert Chesek
E. Virgil Conway
William W. Crawford
Harry Dalzell-Payne
William N. Georgeson
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Geraldine M. McNamara
Eileen A. Moran
Everett L. Morris
James M. Oates
Richard A. Pavia
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Gail P. Seneca, President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
Robert S. Driessen, Vice President
Richard J. Wirth, Secretary
Nancy G. Curtiss, Treasurer

--------------------------------------------------------------------------------

IMPORTANT NOTICE TO SHAREHOLDERS
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

SUBADVISER
Seneca Capital Management LLC
909 Montgomery Street
San Francisco, California 94133

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US
Mutual Fund Services                         1-800-243-1574
Advisor Consulting Group                     1-800-243-4361
Text Telephone                               1-800-243-1926
Web site                             PHOENIXINVESTMENTS.COM

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

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

                                                             PRESORTED
                                                              STANDARD
                                                            U.S. POSTAGE
                                                                PAID
                                                           Louisville, KY
                                                          Permit No. 1051

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480

[GRAPHIC OMITTED]

PHOENIX
INVESTMENT PARTNERS, LTD.

For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or PHOENIXINVESTMENTS.COM.

E-DELIVERY
OF YOUR FUND
COMMUNICATIONS
NOW AVAILABLE!

To sign up, go to
the Individual
Investors area at
Phoenixinvestments.com
and log in. Select an
account, then click the
"E-Delivery" button.

PXP 1140 (11/02)